PROSPECTUS

CPG FRONTPOINT MULTI-STRATEGY FUND

Shares of Beneficial Interest

February 19, 2010

Investment Objective.  CPG FrontPoint Multi-Strategy Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and correlation to the broader markets through a concentrated multi-strategy alternative investment approach.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Total
Offering Price	$250,000,000
Sales Load (1)	$4,500,000
Proceeds to the Fund (2)	$245,500,000
______________

The Fund is offering on a continuous basis up to $250,000,000 of shares of beneficial interest ("Shares"). Foreside Fund Services, LLC (the "Distributor"), the principal underwriter of the Fund's Shares, distributes the Fund's Shares on a best efforts basis, subject to various conditions.  The Distributor may enter into selected dealer agreements with various brokers and dealers that have agreed to use their best efforts to sell the Fund's Shares. The Fund also may distribute Shares through brokers, dealers and other financial intermediaries.  Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange. A shareholder's purchase amount will be deposited into an escrow account set up at Union Bank, N.A. for the benefit of shareholders.  The Fund expects to pay organizational and offering costs of approximately $304,000 from the proceeds of the offering.  See "Plan of Distribution."

Investment Portfolio.  The Fund seeks to achieve its investment objective by investing at least 80% of its assets in private alternative investment funds ("Investment Funds") sponsored by FrontPoint Partners LLC or its affiliates ("FrontPoint").  Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  FrontPoint is a wholly owned subsidiary of Morgan Stanley, a global financial services firm, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Investment Fund Managers generally employ alternative investment strategies in the management of the Investment Funds.  "Alternative" investment strategies refers to a class of investment strategies that are managed generally without reference to the performance of equity, debt and other markets.  Alternative investment strategies differ from "relative return strategies," which generally seek to outperform a corresponding benchmark equity or fixed-income index.  The Fund intends to invest in Investment Funds that pursue a variety of investment strategies.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  See "Risk Factors" and "Investment Program."

Investment Adviser.  The Fund's investment adviser is Central Park Advisers, LLC, a Delaware limited liability company.  The Adviser is registered as an investment adviser under the Advisers Act.

Risk Factors and Restrictions on Transfer. Investing in the Fund's Shares involves a high degree of risk.  See "Risk Factors."  Shares are subject to restrictions on transfer and do not trade in any public market.  With limited exceptions, liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund's Board of Trustees in its sole discretion.  See "Repurchases of Shares and Transfers."

Management Fee.  The Fund will pay the Adviser a fee (the "Management Fee") at an annual rate of 1.35% of the Fund's average monthly net assets.  The Management Fee is an expense paid out of the Fund's net assets and is computed based on the value of the average net assets of the Fund as of the close of business on the last business day of each month (before any repurchase of Shares).  The Management Fee is in addition to the asset-based fees and incentive allocations charged by the Investment Funds and indirectly borne by investors in the Fund.

Eligible Investors.  Shares will be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The stated minimum investment in the Fund by any investor is $50,000.  These stated minimums may, in the sole discretion of the Adviser, be reduced by the Fund with respect to certain individual investors or classes of investors.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated February 19, 2010, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o Central Park Group, LLC, 12 East 49th Street, New York, New York 10017, or by calling 212-317-9200.  The table of contents of the SAI appears on page 68 of this prospectus.  You may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling 212-317-9200.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

Foreside Fund Services, LLC

February 19, 2010

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
CPG FrontPoint Multi-Strategy Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company.  The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").  See "General Information."

Investment Program
The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and correlation to the broader markets through a concentrated multi-strategy alternative investment approach.  The Fund seeks to achieve its investment objective by investing at least 80% of its assets in private alternative investment funds ("Investment Funds") sponsored by FrontPoint Partners LLC or its affiliates ("FrontPoint"). Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  FrontPoint is a wholly owned subsidiary of Morgan Stanley, a global financial services firm, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Investment Funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets.  "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets.  Alternative investment strategies permit the managers of Investment Funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets.  Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.  Because Investment Funds employing alternative investment strategies (whether hedged or not) are often described as "hedge funds," the Fund's investment program may be referred to as a "fund of hedge funds."  The Fund intends to invest in Investment Funds that engage in a wide variety of alternative investment strategies.  Among other things, the Investment Funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions.  Investment Funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.  Typically, investment managers of private investment funds, such as the Investment Funds, are compensated through asset-based fees and incentive-based allocations.

The Adviser is responsible for the allocation of the Fund's assets among various alternative investment strategies employed by the Investment Funds, subject to policies adopted by the Fund's Board of Trustees (the "Board of Trustees," the "Trustees" or the "Board").  The Adviser intends to allocate the Fund's assets among Investment Funds that, in the view of the Adviser, represent attractive investment opportunities.  In selecting Investment Funds for investment, the Adviser assesses the likely risks and returns of the different alternative investment strategies utilized by the Investment Funds, and evaluates the potential correlation among the investment strategies under consideration.  The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various Investment Funds, and from having access to new and existing Investment Funds that are often available only at substantial minimum investments.  The Adviser generally seeks to invest in Investment Funds whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.  The Adviser may periodically reallocate the Fund's investments among investment strategies to seek to increase the Fund's expected risk-adjusted return.  There is no guarantee that the Fund will be able to avoid substantial losses due to poor returns by any Investment Fund or that the Adviser's expectations regarding Investment Funds' correlations among each other or with fixed-income or equity indices will be correct or will not change in an unfavorable manner over time.

The Adviser and its personnel use a range of resources to identify promising Investment Funds and investment strategies for consideration in connection with Fund investments.  The Adviser's diligence process focuses on risk management, investment and operational diligence.  The Adviser will select investment strategies and Investment Funds on the basis of various qualitative and quantitative criteria, including the Adviser's analysis of past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers' reputation, experience, expertise, adherence to investment philosophy and prudent use of leverage.  During this diligence process, the Adviser reviews offering documents, financial statements, regulatory filings and client correspondence, and will conduct interviews with senior personnel of existing and potential Investment Fund Managers.  In particular, the Adviser will regularly communicate with Investment Fund Managers and other personnel at FrontPoint about the FrontPoint Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of alternative investments, risk management and general market trends.  The Adviser may also perform background and reference checks.  After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to monitor asset growth, style drift and investment portfolios; analyze risk and performance; participate in quarterly conference calls with Investment Fund Managers and onsite visits; review audited and unaudited reports; monitor turnover in personnel and changes in policies; and test valuation methodologies.

By investing at least 80% of its assets in Investment Funds managed by Investment Fund Managers affiliated with FrontPoint, the Fund seeks to benefit from the quality of risk management systems, operational programs, personnel, trading, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Fund allocated its assets among different funds managed by various unaffiliated investment advisers. The Adviser believes that, although the Fund will invest its assets in a more limited universe of Investment Funds than a traditional fund of hedge funds, the Fund will benefit from the Adviser's ability to focus more closely on the investment opportunities and strengths offered, and the risks presented, by each potential Investment Fund.  In addition, the Adviser believes that Investment Fund Managers affiliated with FrontPoint may be able to concentrate more on portfolio management than other fund managers as a result of the resources provided under FrontPoint's business structure and division of responsibilities among personnel.  The Fund may invest a portion of its capital (up to 20%) in Investment Funds that are unaffiliated with FrontPoint but whose Investment Fund Managers have, or have had, a strategic relationship or affiliation with FrontPoint or Morgan Stanley, but only if such Investment Funds will provide the information necessary, if any, required by the Adviser to facilitate its ability to monitor compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and meet the Fund’s tax reporting obligations.

The Adviser has entered into an information agency agreement with FrontPoint pursuant to which FrontPoint, or an affiliate or affiliates of FrontPoint, will, as Information Agent to the Fund (the "Information Agent"), provide logistical and informational support services to the Adviser.  Such services may include making portfolio personnel available for presentations, providing information to the Adviser that will facilitate its ability to monitor the Fund’s compliance with Subchapter M of the Code and meet the Fund’s tax reporting obligations, providing administrative support in connection with investments in and redemptions from Investment Funds, and such other functions and services as may be agreed to from time to time.  In consideration for such services, the Information Agent will receive from the Adviser or an affiliate of the Adviser, out of its own resources (and not from the assets of the Fund), a fee at an annual rate not to exceed 0.20% of the Fund's average monthly net assets.

The Adviser intends to invest in Investment Funds that may employ a wide variety of investment strategies, including, but not limited to:

·	Quantitative Macro. An investment strategy utilizing a systematic, model-driven trading approach to capture and participate in both absolute and relative value trading opportunities and structural changes in the diverse global futures and forward markets.

·	Credit Opportunities. A long/short investment strategy in corporate debt and equity securities to capture credit opportunities in all market environments.

·	Global Emerging Markets. A long/short investment strategy that seeks to actively manage investments in opportunities throughout global emerging markets.

·	Structured Credit. A long/short investment strategy in structured mortgage-backed and asset-backed securities with an emphasis on residential mortgage credit.

·	Debt and Equity Opportunities. A long/short investment strategy in corporate debt and equity securities of leveraged companies, as well as debt and equity securities of financially distressed firms and other investments.

·	Diversified Equities. A long/short investment strategy in a broad spectrum of equity, equity-related and other securities.

·	Geographic Focused. A long/short investment strategy that seeks to actively manage investments in opportunities in a particular country or geographic region.

·	Sector Focused. A long/short investment strategy that seeks to actively manage investments in opportunities within particular sectors of the market, such as energy, healthcare, utilities, industrials, financial services, consumer products or technology.

·	Event-Driven. An investment strategy that involves investments in companies undergoing significant corporate transactions or structural transformations.

The Adviser may invest the Fund's assets in Investment Funds that engage in investment strategies other than those described in this prospectus, and may withdraw the Fund's investments from one or more of these investment strategies at any time, subject to withdrawal limitations imposed by the Investment Funds.

Generally, the Adviser seeks to invest no more than 20% of the Fund's gross assets (measured at the time of investment) in any one Investment Fund. In addition, the Fund's investment in any one Investment Fund will be limited to no more than 20% of the Investment Fund's economic interests (measured at the time of investment) and less than 5% of the Investment Fund's voting securities.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act.  However, the Fund will elect, and intends to qualify, to be treated as a registered investment company ("RIC") under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in "qualified publicly traded partnerships" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more "qualified publicly traded partnerships."  With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to "look through" to the income, assets and investments of the Investment Funds.  The Information Agent has agreed to make available to the Adviser information that will facilitate its ability to monitor the Fund’s compliance with Subchapter M of the Code and meet the Fund’s tax reporting obligations. Further, the Fund will only invest in Investment Funds that are unaffiliated with FrontPoint, including Investment Funds that were formerly affiliated with FrontPoint, if such Investment Funds will provide the information necessary, if any, required by the Adviser to facilitate its ability to monitor compliance with Subchapter M of the Code and meet the Fund’s tax reporting obligations.

The Investment Funds are not subject to the Fund's investment restrictions and are generally subject to few investment limitations.  In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes.  In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or make necessary distributions. The Fund has no obligation, and does not intend, to enter into any hedging transactions.

Borrowing
The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement (as defined below).  The Fund may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Investment Funds may utilize leverage in their investment activities.  However, the Investment Funds' borrowings are not subject to the Asset Coverage Requirement.  Accordingly, the Fund, through its investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs and consequently, the volatility of the value of Shares may be great, particularly during times of general market unrest, such as that experienced recently (particularly since late 2008).  See "Risk Factors."

Distributions
The Fund will pay dividends on the Shares at least annually in amounts representing substantially all of the Fund's net investment income, if any, earned each year.  The Fund will also pay substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on the investor certification, a form of which is attached as Appendix A ("Investor Certification"). Thereafter, shareholders are free to change their election at any time by contacting Gemini Fund Services, LLC, the Fund's administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (which is generally expected to be the last business day of a month).  There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Potential Benefits of Investing in the Fund
By investing in the Fund, shareholders have access to Investment Fund Managers whose services typically are not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed.  Investing in the Fund also permits shareholders to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers.  In addition, Investment Funds may close from time to time. If the Fund has previously invested in an Investment Fund that has since closed, Fund shareholders would still be able to invest indirectly in such Investment Fund by investing in the Fund.

In addition to benefiting from each Investment Fund Manager's individual investment strategies, the Fund should benefit from the exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different alternative investment strategies - even though certain of the Investment Fund Managers are under common control - may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.

The Offering
The Fund is offering on a continuous basis through Foreside Fund Services, LLC (the "Distributor"), the Fund's principal underwriter, up to $250,000,000 of shares of beneficial interest ("Shares").  Shares will be offered at a price equal to the net asset value per Share next determined after an order is accepted.  Shares are being distributed by the Distributor and other brokers or dealers.  See "Plan of Distribution."  Investors may be charged a sales load up to a maximum of 3% on the amount they invest.  The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Shares.  Additionally, the Adviser or its affiliates may pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Shares.  The initial closing date for subscriptions for Shares is currently anticipated to be on or about May 1, 2010 (the "Initial Closing Date").  Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share. Each date on which Shares are delivered is referred to as a "Closing Date."  Prior to the receipt and acceptance of an Investor Certification, an investor's funds will be held in escrow.

Board of Trustees
The Board of Trustees has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations.  A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.  See "Management of the Fund."

The Adviser
Central Park Advisers, LLC serves as the Fund's investment adviser (the "Adviser"). The Adviser, a limited liability company organized under the laws of the State of Delaware, is registered as an investment adviser under the Advisers Act.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees.  The Board, or the Fund's shareholders, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Management Fee
The Adviser provides management and administrative services to the Fund, including, among other things, support services to the Fund.  In consideration for such services, the Fund will pay the Adviser a monthly fee (the "Management Fee") at the annual rate of 1.35% of the Fund's average monthly net assets. The Management Fee is paid to the Adviser out of the Fund's assets.  The Management Fee is in addition to the asset-based fees and incentive allocations or fees charged by the Investment Funds and indirectly borne by Fund investors.

Fees and Expenses
The Fund will bear all expenses incurred in the business of the Fund, including any charges and fees to which the Fund is subject as an investor in the Investment Funds.  The Fund is expected to incur organizational and offering expenses of approximately $304,000 in connection with this offering.  It is expected that, for purposes of calculating net asset value, the Fund's offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date.  The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds.  See "Fund Expenses."

Gemini Fund Services, LLC, as the administrator to the Fund (the "Administrator"), performs certain administration and accounting services for the Fund.  In consideration for these services, the Fund will pay the Administrator an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and will reimburse certain of the Administrator's expenses.

Conflicts of Interest
The Adviser, the Investment Fund Managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.  Additionally, certain Investment Fund Managers may face conflicts of interests stemming from their affiliation with FrontPoint.  See "Conflicts of Interest."

Purchase of Shares
The stated minimum investment in the Fund for initial investments is $50,000. The stated minimum investment may be reduced by the Fund with respect to certain individual investors or classes of investors in the sole discretion of the Adviser.  The minimum additional investment in the Fund is $25,000.  The Fund may accept initial and additional purchases of Shares as of the first business day of each calendar month.  Each prospective investor must submit a completed Investor Certificate acceptable to the Adviser, certifying, among other things, that the investor is an Eligible Investor and will not transfer the Shares purchased except in the limited circumstances permitted.

Purchase proceeds do not represent the Fund's capital or become the Fund's assets until the first business day of the relevant calendar month.

Any amounts received in advance of initial or additional purchases of Shares are placed in a non-interest-bearing account with the Fund's Custodian (as defined herein) prior to the amounts being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  The Fund reserves the right to reject any purchase of Shares in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Eligible Investors
To purchase Shares of the Fund, a prospective investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.  Investors who are "accredited investors" are referred to in this Prospectus as "Eligible Investors." Existing shareholders seeking to purchase additional Shares will be required to qualify as "Eligible Investors" at the time of the additional purchase.

Before you may invest in the Fund, you will be required to certify on the Investor Certification that you are an Eligible Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Declaration of Trust (the "Trust Agreement").  If an Investor Certification is not accepted by the Fund by the Closing Date, the purchase order will not be accepted.  If a shareholder attempts to transfer Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void.

Investor Suitability
An investment in the Fund involves a considerable amount of risk. A shareholder may lose money.  Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Shares in the Fund.

Valuation
The Investment Funds may invest in certain securities and other financial instruments that may not have readily ascertainable market prices and will be valued by the respective Investment Fund Managers. Although procedures approved by the Board of Trustees provide that the valuations determined by the Investment Fund Managers will be reviewed by the Adviser, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).  Accordingly, the Fund will generally rely on such valuations, even in instances where an Investment Fund Manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Investment Fund Manager's compensation.  Furthermore, the Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information, and such data will be subject to revision through the end of each Investment Fund's annual audit.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company. Unlike open-end management investment companies (commonly known as "mutual funds"), investors in closed-end funds do not have the right to redeem their shares on a daily basis.  To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

The Fund will not be listed on a national stock exchange, and no market for the Fund's Shares is expected to develop.  In addition, with limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Risk Factors—Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares" and "Repurchases of Shares and Transfers."

Repurchases of Shares by the Fund
Shareholders do not have the right to require the Fund to redeem their Shares.  To provide liquidity to shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by shareholders.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.  In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).  The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to not less than 15% of the net assets of the Fund.  Each repurchase offer will generally commence approximately 75 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law.  In addition, the Fund may repurchase Shares of shareholders if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

The Fund may be subject to lock-up periods by certain Investment Funds.  During any such period, the Fund will not be permitted to withdraw its investment from the applicable Investment Fund.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008).  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund may not be able to offer liquidity to shareholders through repurchase offers, particularly during the Fund's first year of operations. Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Summary of Taxation
The Fund expects to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Fund shareholders. Taxable income consists generally of net investment income and any net realized capital gains.

The Fund will distribute substantially all of its net investment income and gains to shareholders. These distributions generally will be taxable as ordinary income or capital gains to the shareholders. A shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See "Tax Aspects."

ERISA Plans and Other Tax-Exempt Entities
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund.

Reports to Shareholders
The Fund will furnish to shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the shareholders in preparing their tax returns. The Fund will also prepare and transmit to shareholders unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

General Risks

·	loss of capital, up to the entire amount of a shareholder's investment

·	investing in a fund that has no operating history

·	the Fund's Shares represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer

·	the Adviser and Investment Fund Managers may face conflicts of interest

Investment Program Risks

·	the Fund expects to invest at least 80% of its assets in Investment Funds managed by Investment Fund Managers affiliated with FrontPoint, and therefore may be less diversified, and more subject to concentration risk, than other funds of hedge funds

·	the Fund's performance depends upon the performance of the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers and the Adviser's ability to select Investment Fund Managers and strategies and effectively allocate Fund assets among them

·	the Fund may borrow money to satisfy repurchase requests and for other temporary purposes, which may increase the Fund's volatility

·	Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Investment Fund level

·	the Fund is a non-diversified fund and may allocate a higher percentage of its assets to the securities of any one issuer than if it were a diversified fund

·	Fund shareholders will have no right to receive information about the Investment Funds or Investment Fund Managers, and will have no recourse against Investment Funds or their Investment Fund Managers

·	the Fund intends to qualify as a RIC under the Code but may be subject to tax liabilities if it fails to so qualify

·	the Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds, such as the Investment Funds in particular

·	the Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity

·	the Fund's investments in certain Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment

·	the Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy

·	many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate

·	the Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Fund's investment in such Investment Fund

·	the Fund, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of

·	the Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Fund invested in only one Investment Fund

·	Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its shareholders

·	certain Investment Funds may, from time to time, elect to suspend completely or limit withdrawal rights for an indefinite period of time, possibly requiring the Fund to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner

·	Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil

·	Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Fund shareholders, as indirect investors in such Investment Funds, may not avail themselves of 1940 Act protections

·	Investment Fund Managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities

·	an Investment Fund Manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries

·	an Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions

·	an Investment Fund's assets may be invested in a limited number of securities, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities

·	Investment Funds may hold a portion of their assets in "side pockets" (i.e., a sub-account established by an Investment Fund in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the other assets of the Investment Fund until some type of realization event occurs), which may further restrict the liquidity of the Fund's investments in such Investment Funds, and thus shareholders' investments in the Fund

Investment Fund-Related Risks

·	Investment Fund Managers may use derivatives for speculative or hedging purposes

·	Investment Fund Managers may have limited operating histories upon which to evaluate their performance, and some Investment Fund Managers may not be registered under the Advisers Act

·	Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Investment Funds

·	Investment Fund Managers may sell short securities held by Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Investment Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time

·	Investment Fund Managers may change their investment strategies at any time

·	Investment Fund Managers may invest the Investment Funds' assets without limitation in restricted and illiquid securities

·	Investment Fund Managers may invest the Investment Funds' assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

·	Investment Fund Managers may charge Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of an Investment Fund's net profits (or more in certain limited circumstances), which may create incentives for Investment Fund Managers to make investments that are riskier or more speculative than in the absence of these fees

·	Investment Funds may invest their assets in securities for which trading activity may be dramatically impaired or cease at any time, such as collateralized debt obligations backed by mortgages, asset-backed commercial paper issued by structured investment vehicles and auction rate preferred shares

·	Investment Fund Managers may receive compensation for positive performance of the relevant Investment Fund, even if the Fund's overall returns are negative

·	Investment Fund Managers make investment decisions independent of the Adviser and each other, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performance

·	certain Investment Fund Managers may have conflicts of interest, or be subject to investment or other limitations, stemming from their affiliation with FrontPoint

No assurance can be given that the Fund's investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.  An investment in the Fund should be viewed only as part of an overall investment program.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
Maximum sales load(1) (as a percentage of purchase amount)	3.00%
Maximum redemption fee	None

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	1.35%
Acquired Fund Fees and Expenses(2)	3.37%
Other Expenses	0.40%

Total Annual Expenses(3)	5.12%

_____________________
(1)      Generally, the stated minimum initial investment in the Fund is $50,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 3%.  The Distributor and/or an authorized broker or dealer may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may not be charged a sales load.  The table assumes the maximum sales load is charged.  See "Plan of Distribution."

(2)      Estimated management fees, performance allocations and other expenses charged by the Investment Funds for the fiscal year ending March 31, 2010. "Acquired Fund Fees and Expenses" include the estimated operating expenses and performance-based incentive fees of the Investment Funds in which the Fund expects to be invested for the period ending March 31, 2010. The operating expenses generally consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The information used to determine the estimated "Acquired Fund Fees and Expenses" is generally based on the most recent investor reports received from the respective Investment Funds or, if not available, from the most recent communication from the Investment Funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Fund Managers in the form of management fees and performance-based incentive allocations, which may be up to 20% of net profits earned (or more in certain limited circumstances).  Future fees and expenses of the Investment Funds in which the Fund may invest may be substantially higher or lower than those shown because certain fees are based on the performance of the Investment Funds, which may fluctuate over time.
(3)    The "Total Annual Expenses" include the Fund's estimated portion of the management fees, performance-based incentive allocations and other expenses charged by the Investment Funds as set forth in the row titled "Acquired Fund Fees and Expenses." This total differs from the amount of such expenses set forth under "Financial Highlights," which does not include the Acquired Fund Fees and Expenses.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as a shareholder in the Fund.  The "Other Expenses" shown above are estimated based on estimated net assets of the Fund of $100 million.  In the event that the net assets of the Fund were to be substantially smaller than $100 million, the Fund's estimated expenses as a percentage would be higher than the estimates presented above. For a more complete description of the various costs and expenses of the Fund, see "Fund Expenses."

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including the Incentive Fee (see footnote 2 above), on a $1,000 investment, assuming a 5% annual return:*	$50.96	$152.73	$254.31	$507.40
_____________________
* Without sales load, the expenses would be:	1 Year	3 Years	5 Years	10 Years
	$79.43	$178.15	$276.68	$522.18

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus.

PRIVACY NOTICE

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current shareholders.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

•  Shareholder applications and other forms, which may include your name(s), address, social security number or tax identification number;

•  Written and electronic correspondence, including telephone and electronic mail contacts; and

•  Transaction history, including information about Fund transactions.

The Fund limits access to Personal Information to those of its employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining shareholder accounts on behalf of the Fund, or if it is necessary to enable the Fund to facilitate the acceptance and management of your investment or otherwise provide services in connection with your investment in the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware statutory trust on August 4, 2009. The Fund's principal office is located at 12 East 49th Street, New York, New York 10017, and its telephone number is (212) 317-9200. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement.  The individuals who serve on the Board of Trustees of the Fund are responsible for monitoring and overseeing the Fund's investment program. See "Management of the Fund."

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales loads paid by investors and net of the Fund's fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of three months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act, and features of a closed-end investment company that is registered under the 1940 Act.  Private investment funds (such as hedge funds) are collective asset pools that may utilize a wide variety of alternative investment strategies, such as leverage, short selling and derivative transactions.  Alternative investment strategies are managed without reference to the performance of equity, debt and other markets.  Private investment funds typically offer their securities privately, without registering such securities under the 1933 Act.  Securities offered by private investment funds are typically sold in large minimum denominations (often at least $1 million) to a limited number of high net worth investors. The managers of such funds are generally compensated through asset-based fees and incentive-based allocations.  Registered closed-end investment companies, including the Fund, are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act.  Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their shares to a broader range of investors.  Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.

Similar to private investment funds, the Fund is actively managed, its Shares are sold in relatively large minimum denominations to high net worth investors, and the Investment Fund Managers typically charge incentive-based fees. In contrast to many private investment funds, however, the Fund is permitted to offer Shares to an unlimited number of Eligible Investors. The Fund was designed to permit certain sophisticated investors to participate in an investment program that employs alternative investment strategies without requiring such investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

Investment Objective

The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and correlation to the broader markets through a concentrated multi-strategy alternative investment approach.  The Fund seeks to achieve its investment objective by investing at least 80% of its assets, as of the time of investment, in Investment Funds sponsored by FrontPoint or its affiliates.  The Investment Funds are managed by the Investment Fund Managers.  The Investment Funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low to moderate correlation to the broad equity and fixed-income markets.  "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets.  Alternative investment strategies permit the managers to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets.  Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.  Because Investment Funds employing alternative investment strategies (whether hedged or not) are often described as "hedge funds," the Fund's investment program may be referred to as a "fund of hedge funds."

Investment Philosophy

Traditional registered investment companies, such as mutual funds, are generally subject to significant regulatory restrictions in devising their own investment strategies with respect to selling securities short and using leverage.  As a registered investment company, the Fund will be required to comply with such restrictions. However, private investment funds that are not registered under the 1933 Act or the 1940 Act, such as the Investment Funds, are not subject to many of these limitations. The Adviser believes that the Fund's strategy of investing in Investment Funds creates opportunities to participate in alternative investment strategies that may earn attractive risk-adjusted returns.  In addition, the Adviser believes that by investing at least 80% of the Fund's assets in Investment Funds managed by Investment Fund Managers affiliated with FrontPoint, the Fund seeks to benefit from the quality of risk management systems, operational programs, personnel, trading, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Fund allocated its assets among different funds managed by various unaffiliated investment advisers. Although the Fund will invest its assets in a more limited universe of Investment Funds than a traditional fund of hedge funds, the Adviser believes that the Fund will benefit from the Adviser's ability to focus more closely on the investment opportunities and strengths offered, and the risks presented, by each potential Investment Fund.  The Fund may invest a portion of its capital (up to 20%) in Investment Funds that are unaffiliated with FrontPoint but whose Investment Fund Managers have, or have had, a strategic relationship or affiliation with FrontPoint or Morgan Stanley.

The Adviser intends to invest the Fund's assets primarily in Investment Funds that engage in a wide variety of alternative investment strategies, some of which are discussed in more detail below.  Among other things, the Investment Funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions.  The Adviser intends to allocate the Fund's assets among Investment Funds that, in the view of the Adviser, represent attractive investment opportunities.  In selecting Investment Funds for investment, the Adviser assesses the likely risks and returns of the different alternative investment strategies utilized by the Investment Funds, and evaluates the potential correlation among the investment strategies under consideration.  The Adviser may periodically reallocate the Fund's investments among investment strategies to seek to increase the Fund's expected risk-adjusted return, facilitate redemptions or manage the Fund's risk exposure.

By investing in the Fund, shareholders gain access to Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed.  Investing in the Fund also permits shareholders to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers.  In addition, Investment Funds may close from time to time.  If the Fund has previously invested in an Investment Fund that has since closed, Fund shareholders would still be able to invest indirectly in such Investment Fund by investing in the Fund. The Fund should also benefit from the exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different alternative investment strategies - even though certain Investment Fund Managers may be under common control - may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.

Investment Strategies

The Adviser intends to invest the Fund's assets in Investment Funds that employ a variety of alternative investment strategies. Some of the investment strategies that the Adviser will consider with respect to the Fund are described below.

Quantitative Macro Strategies. Quantitative macro strategies utilize a systematic, model-driven trading approach.  The approach is designed to capture and participate in both absolute and relative value trading opportunities and structural changes in the diverse global futures and forward markets.  One objective in pursuing this investment strategy is to generate high risk-adjusted absolute returns by capturing opportunities across diversified asset classes having historically low correlation to the broad equity and fixed-income markets.

Credit Opportunity Strategies.  Credit opportunity strategies seek to generate attractive returns for investors with controlled correlation to overall equity and fixed-income markets, drawing on strategies that stress preservation of capital.  Investment Funds employing these strategies may seek to develop and manage a diversified portfolio comprised of long and short positions in corporate debt and equity.  Investment Fund Managers of such Investment Funds may employ a variety of trading strategies to benefit from credit opportunities, including mismatches between credit quality and bond yield, a security's price and its realizable claim, the pricing and valuation of securities within the same capital structure and the pricing of securities of companies within the same industry.  These Investment Funds may seek to invest in securities and other investments that will satisfy the relevant Investment Fund's investment objectives.  Portfolio positions of Investment Funds pursuing a credit opportunity strategy are expected to include long and short positions in debt and equity securities of leveraged companies, as well as financially distressed firms and other investments.

Global Emerging Markets Strategies. Global emerging market strategies are generally long/short investment strategies that seek to actively manage investments in opportunities throughout global emerging markets.  Investment Funds that utilize a global emerging markets strategy may seek to actively manage investments in opportunities throughout global emerging markets by taking advantage of changing macroeconomic, credit and equity views, with the main objective of generating consistent, high risk-adjusted returns.  Investment Fund Managers of these funds may seek currency, equity and credit-based opportunities in countries and sectors which are based primarily on macroeconomic and relative value analysis.  These Investment Fund Managers seek to analyze and invest in the following situations: evolving sovereign fundamentals, where valuations deviate from intrinsic value and the monetization of such mispricings can be realized; equity opportunities where fundamental analysis suggests a mispricing of company value which can be monetized; corporate credit fundamentals accompanied with a disproportionate change in underlying price/yield; and special situation opportunities where the expertise premium is high.  They may also seek to minimize volatility and tail risk by implementing both global hedges (which may involve exposures in developed markets to debt, equity, currencies or commodities) and hedges in the emerging market countries themselves.

Structured Credit Strategies. Structured credit strategies involve taking long and short positions in structured mortgage-backed and asset-backed securities.  An Investment Fund employing this strategy may invest on a global basis, with a geographical focus on U.S. markets and may generally be long-biased.  The principal objective of such an Investment Fund would be to generate high risk-adjusted absolute returns with low correlation to the broader markets.  Investment Fund Managers of these Investment Funds seek to minimize the volatility of returns and preserve investment capital by investing (both long and short) among various product categories (e.g., residential and commercial mortgage-backed securities, collateralized debt obligations and other asset-backed securities), various whole loans and corporate debt; different tiers in an issuer's capital structure (rated or unrated); and derivative instruments, including credit default swaps, options, futures, corporate derivatives and other hedging instruments. It is expected that the relevant Investment Fund Managers will utilize a fundamental, bottom-up, research-driven analytic process to extract absolute returns from credit sensitive investments in the mortgage- and asset-backed markets.  The Investment Fund Managers believe that distressed credit markets are trading based primarily on broad market technicals and not sufficiently differentiating between the credit qualities of the assets that constitute the underlying collateral.  These Investment Fund Managers seek to identify what they perceive to be misvalued assets by utilizing extensive research, proprietary loan level models (loss, prepay and housing forecasts), capital structure reengineering, servicer analysis and due diligence.  They are expected to also employ a rigorous portfolio management process that analyzes cash flows and collateral on a loan level basis.

Debt and Equity Opportunity Strategies. Debt and equity opportunity strategies focus on corporate debt and equity securities of leveraged companies, as well as debt and equity securities of financially distressed firms and other investments.  A principal objective of Investment Funds employing these strategies is to generate attractive risk-adjusted absolute returns with low correlation to the broad equity and fixed-income markets. These Investment Funds are expected to employ a variety of trading strategies in order to take advantage of credit opportunities, such as mismatches between credit quality and bond yield, a security's prices and its realizable claim, the pricing and valuation of securities within the same capital structure and the pricing of securities of companies within the same industry.  Such an Investment Fund's portfolio may include positions in bank loans, public and Rule 144A senior and subordinated debt securities, private debt and equity securities, trade claims, convertible securities, common and  preferred stock, warrants and other equity-related instruments.  These Investment Funds may also engage in hedging and derivative strategies.

Diversified Equity Strategies. Diversified equity strategies seek to achieve capital appreciation and preservation principally through a broad and flexible program of investment in equity, equity-related and other securities.  The Investment Funds employing these strategies may invest in companies that are located in the United States, as well as other countries and geographic regions.  These Investment Funds may also invest in companies on a global diversified basis.  Some of these Investment Funds may also invest in debt securities, convertible bonds and derivative instruments.  The primary goal of employing these strategies is to generate capital appreciation while preserving capital in uncertain markets. The Investment Funds utilizing diversified equity strategies will follow a long/short strategy, purchasing undervalued securities and short overvalued securities.  They may purchase, hold, sell and otherwise deal in commodities, commodity contracts, commodity futures, financial futures, options and credit default swaps, and they may engage in short sales of securities and may buy securities on margin and arrange with banks, brokers and others to borrow money to employ leverage at times that the relevant Investment Fund Managers deem appropriate.  Investment Fund Managers intend to focus generally on stocks of companies with adequate liquidity.

Geographic Focused Strategies. Geographic focused strategies are generally long/short investment strategies that seek to actively manage investments in opportunities in a particular country or geographic region. The Investment Funds employing these strategies may invest in equity securities of companies organized in the country or geographic region, companies having their executive office in the country or geographic region, companies having a significant portion of their assets located in the country or geographic region and companies having a significant amount of their revenues generated in the country or geographic region. These Investment Funds may also invest in debt securities and derivative instruments.

Sector Focused Strategies. Sector focused strategies are generally long/short investment strategies that seek to actively manage investments in opportunities within particular sectors of the market, such as energy, healthcare, utilities, industrials, financial services, consumer products and technology. The Investment Funds employing these strategies may invest in equity and equity-linked securities of companies in the relevant sector and sector-related companies.

Event-Driven Strategies.  Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations.  Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition, and focus on earning excess return through the purchase or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks.  The Investment Funds employing these strategies may utilize primarily merger arbitrage, distressed/stressed securities investing and special situation strategies.

The Adviser may not invest the Fund’s assets in the investment strategies described above, may invest the Fund's assets in Investment Funds that engage in investment strategies other than those described above, and may withdraw the Fund's investments from one or more of these investment strategies at any time, subject to withdrawal limitations imposed by the Investment Funds.

Investment Selection

The Adviser is responsible for the allocation of Fund assets to various Investment Funds, subject to policies adopted by the Board of Trustees.  The Adviser seeks to select investments that will create a broad-based portfolio of Investment Funds and offer the Fund exposure to promising investment strategies and Investment Fund Managers.

The Adviser and its personnel use a range of resources to select Investment Funds for consideration in connection with Fund investments.  The Adviser conducts extensive due diligence on the private investment funds that it considers likely to generate attractive, risk-adjusted returns consistent with the Adviser's views at that time about the most appropriate strategy types and the needs of the Fund's existing portfolio. The Adviser's diligence process focuses on risk management, investment and operational diligence.  The Adviser will select investment strategies and Investment Funds on the basis of these and other qualitative and quantitative criteria, including the Adviser's analysis of past performance of an Investment Fund during various time periods and market cycles, and the Investment Fund Managers' reputation, experience, expertise, adherence to investment philosophy and prudent use of leverage.

During its diligence process, the Adviser may review offering documents, financial statements, regulatory filings and client correspondence, among other documents, and seeks to conduct interviews with senior personnel of existing and potential Investment Fund Managers.  In particular, the Adviser expects to regularly communicate with Investment Fund Managers (both at FrontPoint as well as at other management firms) and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of alternative investments, risk management and general market trends.  The Adviser will also perform background and reference checks.  After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to monitor asset growth, style drift and investment portfolios; analyze risk and performance; participate in quarterly conference calls with Investment Fund Managers and onsite visits; review audited and unaudited reports; monitor turnover in personnel and changes in policies; and test valuation methodologies.  In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be made that all interviews and teleconferences arranged by the Adviser will occur, or that all performance and other data sought by the Adviser will be provided at the time of investment or in the manner requested.

Portfolio Construction

The Adviser seeks to allocate Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser's assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize and the likely correlation among the Investment Funds under consideration. The Adviser generally seeks to invest the Fund's assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Fund is a "non-diversified" fund under the 1940 Act. See "Risk Factors–Non-Diversified Status." The Adviser believes, however, that the Fund should generally maintain a broad-based portfolio, primarily investing in FrontPoint Investment Funds, to diminish the impact on the Fund of any one Investment Fund's losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns at any one Investment Fund.

Generally, the Adviser seeks to invest no more than 20% of the Fund's gross assets (measured at the time of investment) in any one Investment Fund. In addition, the Fund's investment in any one Investment Fund will be limited to no more than 20% of the Investment Fund's economic interests (measured at the time of investment) and less than 5% of the Investment Fund's voting securities.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Investment Funds are not subject to the Fund's investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. As a result, the Fund is not entitled to the protections of the 1940 Act with respect to the Investment Funds.

For example, Investment Funds are not required to, and may choose to not, hold custody of their assets in accordance with the requirements of the 1940 Act. Bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse effect on the Fund. In addition, the Investment Fund Managers may not be registered as investment advisers under the Advisers Act.

In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes.  In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or make necessary distributions. The Fund has no obligation, and does not currently intend, to enter into any hedging transactions.

Risk Management and Monitoring of Investments

As noted above, the Investment Funds will generally have greater flexibility than traditional registered investment companies, including the Fund, as to securities they may purchase, the trading strategies they may use, and, in some cases, the extent to which they may use leverage. Pursuant to any relevant advisory agreement, partnership agreement or governing documents pertaining to the relevant Investment Funds, the Investment Fund Managers have full discretion to purchase and sell securities and other investments for their respective Investment Funds. The Investment Funds are generally not restricted in the markets in which they invest, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis.  As a result, Investment Funds may invest and trade in a wide range of securities and other financial instruments, and may pursue various investment strategies and utilize different techniques for both hedging and non-hedging purposes. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions. The use of one or more of these techniques involves certain risks.

Although the Investment Funds may primarily invest and trade in equity and debt securities, they may also invest and trade in equity-related instruments, currencies, financial futures, debt-related instruments, and any other instruments that the respective Investment Fund Manager considers appropriate, consistent with the fund's governing documents. The Investment Funds may use leverage, which also involves risk. See "Risk Factors."

The Adviser will monitor the risks of each Investment Fund on an individual basis, and the aggregate risk of all Investment Funds in the Fund's portfolio.  Through this monitoring process, the Adviser seeks to (i) determine the degree to which each Investment Fund is performing as the Adviser expected; (ii) obtain information on a timely basis about issues that might impact the allocation of the Fund's assets among those Investment Funds; and (iii) attempt to evaluate the Fund's aggregate exposures to various alternative investment strategies and risks.

The Adviser monitors the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate, based on the strategy employed by the Investment Fund Manager and current market conditions. The Adviser seeks to properly evaluate the relative success or failure of an Investment Fund by soliciting information from the relevant Investment Fund Manager and other sources, such as prime brokers or dealers. To the extent the information is available to the Adviser, the Adviser may monitor changes in an Investment Fund's, and its Investment Fund Manager's, leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors.  However, the availability of this information may be limited due to lack of transparency associated with some Investment Managers or strategies.

The Adviser may periodically adjust the Fund's allocations among Investment Funds based on the Adviser's consideration of various factors.  Such factors may include whether the Investment Fund Manager's investment strategy is consistent with its stated policy, whether any changes have occurred in the Investment Fund Manager's focus, incentives or investment strategy and the potential impact of those changes, and whether the investment strategy employed remains consistent with the investment objectives of the Fund and the treatment of the Fund as a RIC under Subchapter M of the Code.

The Fund's investment program entails substantial risks. There can be no assurance that the Fund's risk monitoring goals will be achieved.

RISK FACTORS

General

An investment in the Fund involves a high degree of risk, including the risk that the shareholder's entire investment may be lost. No assurance can be given that the Fund's investment objective will be achieved. The Fund's performance depends upon the Adviser's selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds' investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from volatility in the global equity, currency, and fixed-income markets, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests.  Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds' investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations;  (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund's investment activities will be successful; or (v) shareholders will not suffer losses from an investment in the Fund.

The Investment Funds' investment programs may use various investment techniques that involve substantial volatility, including margin transactions, option transactions, short sales and forward and futures contracts.  These practices can, in certain circumstances, substantially increase the adverse impact to which the Investment Funds may be subject. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds, and the allocation and reallocation of Fund assets among those Investment Funds. All investments made by the Investment Funds risk the loss of capital.  The Investment Funds' results may vary substantially over time.

The value of the Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds. Discussed below are investments that may be made by Investment Funds, and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, affect the Fund. Additionally, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or make necessary distributions. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Risks of Fund of Hedge Funds Structure

General Risks of Investment Approach.  The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, the Investment Fund Managers may not be registered as investment advisers under the Advisers Act. Although the Adviser periodically receives information from the Investment Funds regarding their investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Fund Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds' investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Investment  Fund Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds. In addition, because the Fund seeks to achieve its investing objective by investing at least 80% of its assets in Investment Funds sponsored by FrontPoint or its affiliates, the performance of the Fund may be significantly affected by changes in the resources, financial condition and reputation of FrontPoint or its affiliates.

In contrast to most registered investment companies, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank. It is anticipated that the Investment Funds will generally maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as required in the case of registered investment companies. If such brokerage firm became bankrupt, the Fund could be more adversely affected than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. In addition, an Investment Fund Manager could convert assets committed to it by the Fund for its own use, or a custodian could convert assets committed to it by an Investment Fund Manager to the custodian's own use.

An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. Such a direct investment in the Investment Funds might be subject to more favorable taxation than an indirect investment through the Fund.  In addition, by investing in the Investment Funds through the Fund, an investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund, and will also indirectly bear a portion of the asset-based fees, incentive allocations or fees and other expenses borne by the Fund as an investor in the Investment Fund.  Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund Manager with positive performance may receive compensation from the Fund, even if the Fund's overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Fund Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund's directly or indirectly incurring certain transaction costs without accomplishing any net investment result.   Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times due to restrictions imposed by the Investment Funds, the Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that redemptions of interests be made in kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In such a case, the Adviser would seek to have the Fund dispose of these securities in a manner that is in the interest of the Fund.  In addition, some Investment Funds may impose so-called "gates," limiting the proportion of assets investors, including the Fund, may withdraw at one redemption date. The purpose of the provision is to prevent a run on the Investment Fund, which could cripple its operations, as a large number of withdrawals from the fund would force the manager to sell off a large number of positions.  The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser's ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

Additional Risks.  Other risks that may be associated with the Fund's fund of hedge funds structure include:

•           Valuation — Certain securities and other financial instruments in which the Investment Funds invest may not have readily ascertainable market prices and will be valued by the Investment Fund Managers. Such valuations generally will be conclusive with respect to the Fund, even though an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Investment Fund Manager's compensation.  Generally, the Adviser will not be able to assess the accuracy of the valuations.  The net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund's annual audit. The valuations reported by the Investment Fund Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time.  To the extent that subsequently adjusted valuations or revisions to Investment Fund net asset values adversely affect the Fund's own net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of shareholders who repurchased Shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had Shares repurchased at a net asset value lower than the adjusted amount.

In addition, the Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio.  The Adviser and/or the Board of Trustees will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of the Fund's interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements,  it is expected that the Investment Funds will typically make available net asset value information that represents the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. See "Calculation of Net Asset Value."

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Securities Believed to be Undervalued or Incorrectly Valued — An Investment Fund Manager may invest in securities that it believes are fundamentally undervalued or incorrectly valued. These securities, however, may not ultimately be valued in the capital markets at prices and/or within the timeframe that the Investment Fund Manager anticipates. As a result, the Fund may incur losses.

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Investment Funds' Turnover Rates — Investment Funds may invest based on short-term market considerations. The turnover rate within the Investment Funds may be significant, possibly involving substantial brokerage commissions and fees. The Fund cannot control this turnover.  As a result, it is anticipated that a significant portion of the Fund's income and gains, if any, may be derived from ordinary income and short-term capital gains.

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Limited Capacity to Manage Additional Fund Investments — Some Investment Fund Managers' trading approaches may accommodate only certain amounts of capital. Generally, each Investment Fund Manager will seek to not  manage more capital than that Investment Fund Manager's approach can accommodate without risking a potential deterioration in returns.  An Investment Fund Manager, therefore, may refuse to manage some or all of the Fund's assets that the Adviser seeks to allocate to such Investment Fund Manager.

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Dilution — Where an Investment Fund Manager limits the amount of capital that the Fund may contribute to an Investment Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

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Investments in Non-Voting Stock; Inability to Vote — The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment.  The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund's interests.  As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its shareholders.

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Quantitative Model Risks — Investment Fund Managers may employ quantitative-based financial/analytical models to help them select investments for their respective Investment Funds, to allocate investments across various strategies, sectors and risks, and to determine risk profiles. If any such quantitative models are employed, the success of an Investment Fund's investment and trading activities will depend substantially on the viability of these models. There can be no assurance that the models are currently viable, or, if the models are currently viable, that they will remain viable for the relevant period. Also, there can be no assurance that the Investment Fund Managers using such models will be able to (i) determine that a model is or will become not viable or not completely viable or (ii) notice, predict or adequately react to any change in the viability of a model. The use of a model that is not viable or not completely viable could have a material adverse effect on an Investment Fund's performance.

Investment Related Risks

General Economic and Market Conditions. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund's investments. Unexpected volatility or lack of liquidity, such as the general market conditions that have prevailed recently, could impair the Fund's profitability or result in its suffering losses.

Highly Volatile Markets. The prices of derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts are influenced by, among other things, interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, from time to time governments may intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention may be intended to influence prices and may, together with other factors, cause such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade, of their clearinghouses, of any counterparty to an Investment Fund's transactions or of any service provider to an Investment Fund. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Investment Funds are subject to the risk that trading activity in certain securities may be dramatically reduced or cease completely at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector, or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for an Investment Fund to accurately value its assets represented by such securities. In particular, since late 2007, the trading market for certain classes of securities (e.g., collateralized debt obligations backed by mortgages (especially subprime mortgages), asset-backed commercial paper issued by structured investment vehicles, and auction rate preferred shares) has been significantly impaired, resulting in greater difficulties valuing such securities for which a robust market previously had existed.

The recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in both the domestic and foreign financial markets. Among these events were the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures taken by the U.S. and foreign governments to restrict short-selling.

Some Investment Funds may have substantial exposure to the securities of financial services companies. As a result of the foregoing and other events, numerous financial services companies have experienced significant declines in the valuations of their assets, taken action to raise capital (such as by issuing debt or equity securities), or even ceased operations. In many cases, these actions have resulted in a decline in value of financial services company securities. Moreover, certain financial companies have avoided collapse because of intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but these interventions may not avert a substantial decline in the value of such companies' common stock. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, and issuers with exposure to the real estate, mortgage and credit markets have been particularly affected.  It is uncertain whether or for how long these conditions will continue.

In addition, the current market volatility and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds.  This, in turn, has forced many hedge funds to "deleverage" by selling large portions of their investments in a short period of time. If an Investment Fund is required to make such sales, its returns will likely be substantially reduced, and the Investment Fund may have to liquidate entirely if it cannot cover its outstanding indebtedness.

Limited Liquidity of Investments. The market value of the Investment Funds' investments may fluctuate with, among other things, changes in prevailing interest rates, general economic and financial market conditions, developments or trends in a particular industry, and the financial condition of issuers in whose securities the Investment Funds invest. During periods of limited liquidity and higher price volatility, an Investment Fund may not be able to acquire or dispose of its investments at a price and time that the Investment Fund deems advantageous. As a result, in periods of rising market prices, an Investment Fund may not be able to fully participate in price increases to the extent that the Investment Fund is unable to acquire the desired positions quickly. Conversely, in declining markets, an Investment Fund's inability to dispose of positions completely and promptly would cause the Investment Fund's net asset value to decline as the value of unsold positions is marked to lower prices.

Equity Securities. Investment Funds may hold long and short positions in, among other securities, common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See "Characteristics of Non-U.S. Securities Markets." Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.  Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions. These fluctuations can be significant.

Bonds and Other Fixed-Income Securities.  Investment Funds may invest in bonds and other fixed-income securities, and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which an Investment Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Funds may invest in fixed-income securities rated investment grade or non-investment grade (commonly referred to as "junk bonds") and may invest in unrated fixed-income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") of one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Investment Manager to be of comparable quality.  An Investment Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Dislocations in the fixed-income sector and weaknesses in the broader financial market, such as those that have persisted in certain markets since late 2007, could adversely affect the Investment Funds.  As a result of such dislocations, the Investment Funds may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing for an Investment Fund's portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. As a result, an Investment Fund may be unable to fully finance its investments and operations.  This risk would be exacerbated if a substantial portion of an Investment Fund's financing is provided by a relatively small number of counterparties. If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Investment Fund's portfolio, thereby reducing the net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, an Investment Fund could be forced to sell its investments at a time when prices are depressed.

Mortgage-Related and Other Asset-Backed Securities. Many Investment Funds may invest in a variety of mortgage-related and other asset-backed securities, such as adjustable-rate mortgage securities, collateralized mortgage obligation derivatives, collateralized loan obligations and collateralized debt obligations.  The investment characteristics of these securities differ from those of traditional debt securities, and they are subject to certain additional risks, including the risk of borrowers defaulting on their mortgages. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Investment Fund that holds mortgage-related securities may exhibit additional volatility. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Investment Fund because the Investment Fund may have to reinvest that money at the lower prevailing interest rates. An Investment Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Distressed Securities. Some Investment Funds may purchase securities and obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such purchases may result in significant returns, these transactions involve substantial risk and may not show any return for a considerable period of time. Many of these securities typically remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. No assurance can be made that an Investment Fund Manager will correctly evaluate the nature and magnitude of the various factors that could affect the prospect for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which an Investment Fund invests, the Investment Fund may lose its entire investment or be required to accept cash or securities with a value less than the Investment Fund's original investment.

Distressed debt securities are subject to the risk that an issuer may be unable to meet principal and interest payments on the obligations (credit risk), and the risk of price volatility due to various factors, including interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Certain Investment Funds may acquire so-called "blocking positions" in connection with a plan of reorganization. Acquisition of such "blocking positions" entails significant risks. If an Investment Fund Manager evaluates incorrectly the anticipated outcome of such a blocking position, the Investment Fund could experience substantial losses. Investments in post-reorganization securities typically entail a higher degree of risk than investments in securities of companies which have not undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to increased selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring.

Investments in securities of companies involved in reorganization proceedings may involve a number of additional risks not typically related to investments in financially sound companies.  For example, purchasing securities of financially distressed companies could cause the Investment Fund to experience losses if the relevant Investment Fund Manager incorrectly evaluates the anticipated outcome of a reorganization or the timing of such outcome. Numerous factors could make any evaluation of the outcome of such an investment uncertain, including  the possibility of litigation between the participants in a reorganization or liquidation proceeding, or a requirement to obtain consents from various governmental authorities. In addition, an Investment Fund Manager may not have access to reliable and timely information concerning material developments affecting a company. Competition from other investors may also render it difficult or impossible for the Investment Fund Manager to effect transactions at the time and on the terms desired.

Short Sales.  An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Fund Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund also may use short sales for speculative purposes to pursue its investment objectives if, in the Investment Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

An Investment Fund may make "short sales against-the-box," in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

On September 19, 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. Various international regulatory bodies, including the United Kingdom's Financial Services Authority, also promulgated restrictions on short selling at that time. Similar restrictions and/or additional disclosure requirements may be promulgated at any time. If Investment Funds are subjected to such new restrictions, they may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of Investment Funds to execute their investment strategies generally, especially if short selling is a fundamental element of their strategies.

Non-U.S. Investments. Investment Funds may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in securities issued by foreign (non-U.S.) companies or governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments. Because investments in foreign issuers may involve non-U.S. dollar currencies and the Investment Funds may temporarily hold funds in bank deposits in such currencies during the completion of their investment programs, the Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.  The Investment Funds may also incur transaction costs in connection with conversions between various currencies. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those of U.S. companies, there may be different types of, and lower quality, information available about a foreign company than a U.S. company. The securities markets of foreign countries are generally less regulated than U.S. securities markets. Some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. With respect to certain countries there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect an Investment Fund's investments in those countries.

Although an Investment Fund may, from time to time, invest a portion of its assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Investment Funds may value their securities and other assets in U.S. dollars. The Investment Funds may or may not seek to hedge all or any portion of their foreign currency exposure.

Following is a discussion of some of the more significant risks generally associated with investing in non-U.S. securities.

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Non-U.S. Currencies — Certain Investment Funds may invest their capital outside the U.S. These investments involve special risks not usually associated with investing in securities of U.S. companies. Because some Investment Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies.  Investment Funds may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates. The Investment Funds may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks.  If an Investment Fund enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies.  To the extent unhedged, the value of an Investment Fund's assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Investment Fund's investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which an Investment Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Investment Fund's securities in their local markets. The Investment Funds could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

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Characteristics of Non-U.S. Securities Markets — Some Investment Funds may buy and sell securities on the principal stock exchange or over-the-counter market of foreign countries. Many foreign stock markets are not as developed or efficient as those in the U.S., and they may be more volatile. Generally, there is less government supervision and regulation of non-U.S. exchanges, brokers and listed companies than in the U.S. Furthermore, trading volumes in non-U.S. markets are usually lower than in U.S. markets, resulting in reduced liquidity and potentially rapid and erratic price fluctuations. Commissions for trades on foreign stock exchanges and custody expenses are generally higher than those in the U.S. Settlement practices for transactions in foreign markets may involve delays beyond periods customary in the United States, possibly requiring an Investment Fund to borrow funds or securities to satisfy its obligations arising out of other transactions. In addition, there could be more "failed settlements," which can result in losses to an Investment Fund.

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Less Company Information and Regulation — Generally, there is less publicly available information about foreign companies than about U.S. companies. This may make it more difficult for an Investment Fund to stay informed of corporate action that may affect the price of a particular security. Further, many foreign countries lack uniform accounting, auditing and financial reporting standards, practices and requirements. These factors can make it difficult to analyze and compare the performance of non-U.S. companies.

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Political and Economic Instability — Due to, among other things, volatile internal political environments, less stable monetary systems and/or external political risks, many non-U.S. economies are less stable than the U.S. economy. Some foreign governments participate in their economies through ownership or regulation in ways that can have a significant effect on the prices of securities. Some economies depend heavily on international trade and can be adversely affected by trade barriers or changes in the economic conditions of their trading partners. In addition, some countries face the risk of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect an Investment Fund's investments in those countries.

•	Withholding Taxes — Income and gains derived by an Investment Fund may be subject to withholding and other taxes, which would reduce net proceeds.

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"Short Squeeze" — To the extent that an Investment Fund engages in short-selling, the Investment Fund could be caught in a "short squeeze" specific to certain non-U.S. markets. Equities issued by foreign issuers are generally subject to being recalled if loaned by a lender pursuant to a stock lending program.  In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record. A "short squeeze" is a speculative trading strategy that is sometimes observed when a security has been heavily sold short.  Speculators start acquiring the security, driving up its price. As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short. Investors who have sold the security short close out their positions. By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers. To the extent that an Investment Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that such Investment Fund could be caught in such a "short squeeze," possibly preventing the Investment Fund from unwinding its position without incurring significant losses.  There is no assurance that an Investment Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

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Foreign Exchange —  Investment Funds may engage in foreign-exchange transactions in the spot and, to a limited degree, forward markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. In addition, an Investment Fund may maintain short positions in forward currency exchange transactions, in which the Investment Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Investment Fund agreed to purchase. A forward currency exchange contract offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do. Forward currency exchange contracts are also highly leveraged. An Investment Fund may also purchase and sell put and call options on currencies and currency futures contracts and options on currency futures contracts.

Geographic Concentration Risks.  An Investment Fund may concentrate its investments in specific geographic regions.  This focus may constrain the liquidity and the number of issues available for investment by an Investment Fund.  In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

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Emerging Markets — Some Investment Funds may invest in securities issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

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Asia Pacific Region — Some Investment Funds may be exposed to certain economic and geographic risks that are unique to the Asia Pacific region. Many countries in this region have experienced significant depreciation in their currencies, increased interest rates and declines in the market values of shares listed on stock exchanges.  As a result, these countries experienced a decline in economic growth, an increase in corporate insolvencies, and the introduction of government-imposed austerity measures.  Moreover, Asia Pacific governments have, at least historically, strongly influenced the development of their respective economies. Government intervention in the region has included, among other measures, wage and price controls, capital controls, limits on imports, restrictions on the free transfer of securities, controls on the price movements of securities on stock exchanges, seizure of foreign deposits or assets, prohibitions on foreign ownership of securities and currency exchange controls.

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Europe — An Investment Fund may take long and short positions primarily in equity and debt securities of European companies and related derivative instruments, and may be exposed to certain risks that are unique to this region.  A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank.  In addition, some European companies may face strategic challenges as they adapt to, and continue to operate under, a single transnational currency.

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Challenges of Geographic Dispersion —  Investing in non-U.S. investments will subject an Investment Fund to the challenges of working across time zones and over large distances, which are not faced by investment teams based in a single location.

Sector Concentration Risk.  An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of issues available for investment by an Investment Fund.  In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

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Utilities and Energy Sectors  —  Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. In addition, energy companies may be negatively affected by legislation resulting in stricter government regulations and enforcement policies or specific expenditures for cleanup efforts.  An Investment Fund may also invest in securities of companies in the utilities sector ("utility companies"), thereby exposing the Investment Fund to risks associated with this sector.  Rates charged by traditional regulated utility companies are generally subject to review and  limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect  such companies' earnings and dividends when costs are rising.

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Financial Sector —  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of financial services companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, the recent deterioration of the credit markets and other recent events in the financial sector have resulted in a high degree of volatility in the financial markets, and has negatively affected many financial services companies, such as by causing such companies' values to decline.

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Healthcare Sector — Healthcare companies are generally subject to extensive government regulation, and their performance may be significantly affected by restrictions on government reimbursement for medical expenses, increasing costs of medical products or services, pricing pressure and an increased emphasis on outpatient services. In addition, healthcare companies are typically heavily dependent on patent protection, and obtaining patent approval can be a long and costly process. Healthcare companies are also subject to the risk of extensive litigation based on product liability and similar claims, and the risk that their products can become obsolete due to industry innovation or technological developments.

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Consumer and Industrials Sectors —  A company in the consumer sector may face "consumer discretionary sector risk," which is the risk that the company's profits will be largely dependent upon disposable household income, consumer spending, limited competition in the marketplace and changes in demographics and consumer tastes.  A company in the consumer sector may also face "consumer staples sector risk," which is the risk that the company's profits may be significantly affected by government regulation, fads, marketing campaigns and other factors affecting supply and demand.  A company in the industrial sector may face the risk that its securities will be affected by supply and demand for its specific product or service and for industrial sector products in general.  It may also face the risk of its performance being negatively affected by government regulation and spending policies, world events, exchange rates, labor agreements, insurance costs, fuel prices and general economic conditions.

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Technology Sector — Technology companies are particularly vulnerable to, among other market conditions, rapid changes in product cycles, rapid product obsolescence, government regulation, competition, and production costs.  Technology companies are also subject to dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency is higher than for larger, "blue-chip" companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Leverage Utilized by the Investment Funds. The Investment Funds may use leverage in the form of loans for borrowed money (e.g., margin loans) or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements. The use of leverage by the Investment Funds can substantially increase the market exposure (and market risk) to which the Investment Funds' individual investment portfolios may be subject. Trading on leverage will result in interest charges or costs, which may be substantial. The level of interest rates generally, and the rates at which an Investment Fund can leverage in particular, can affect the operating results of the Investment Fund.

An Investment Fund's use of short-term margin borrowings, repurchase agreements, derivatives, and other instruments may present additional risks. For example, if the value of securities pledged to brokers to secure an Investment Fund's margin accounts declines, the Investment Fund might be subject to a "margin call," pursuant to which the Investment Fund would be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value. If a counterparty determines that the value of the collateral has decreased, the counterparty may initiate a margin call or other payment obligation and require the Investment Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing.  Additionally, to obtain cash to satisfy a margin call, an Investment Fund may be required to liquidate assets at a disadvantageous time, which could cause it to incur further losses. In the event of a sudden drop in the value of the Investment Fund's assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt.

In the U.S. futures markets, margin deposits are typically required.  These deposits may range from 1% to 15% of the value of the futures contracts being purchased or sold. With respect to other derivative markets, margin deposits may be lower or may not be required at all. Such low margin deposits indicate that any trading in these markets typically is accompanied by a high degree of leverage. A relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor where low margin deposits exist.

There are no margin requirements in connection with Investment Fund purchases of options, because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When an Investment Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. The Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Fund's receipt of redemption proceeds from another Investment Fund. As of the date of this Prospectus, the Fund has not established a credit facility for such purposes.  The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to redeem investments in Investment Funds at inopportune times, which may further depress the returns of the Fund.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. The Fund will, however, endeavor to limit investments in any single Investment Fund to no more than 20% of the Fund's gross assets (measured at the time of purchase). An Investment Fund Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

Repurchase Agreements and Reverse Repurchase Agreements. Some Investment Funds may enter into repurchase agreements and reverse repurchase agreements.  For the purposes of maintaining liquidity and achieving income, an Investment Fund may enter into repurchase agreements with domestic commercial banks, registered broker/dealers or other appropriate counterparties. A repurchase agreement is a contract under which an Investment Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Investment Fund to resell such security at a fixed time and price (representing the Investment Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Investment Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Investment Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Investment Fund would be permitted to sell the securities. However, this right to sell may be restricted, or the value of the securities may decline before the securities can be liquidated. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

An Investment Fund may enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement involves the sale of a security by an Investment Fund and its agreement to repurchase the instrument at a specified time and price. A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Investment Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes.

Bank Loans and Loan Participations. An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Structured Securities. Certain Investment Funds may invest in asset-backed securities, including securities backed by mortgage loans, installment sale contracts, credit card receivables or other assets (collectively, "Structured Securities"). Many Structured Securities are extremely complex. In addition, many Structured Securities are particularly sensitive to changes in interest rates and/or to prepayments, and their returns may be subject to large changes based on relatively small changes in interest rates, prepayments or both. The returns of Structured Securities may be volatile; leverage may be inherent in the structure of some Structured Securities and in some cases may be substantial. In addition, there can be no assurance that a liquid market will exist in any Structured Security when an Investment Fund seeks to sell. Such Investment Funds intend to enter into hedging transactions to protect against interest rate movement, prepayment risk and the risk of increased foreclosures as a result of a decline in values of the underlying assets or other factors.  However, no assurance can be made that such transactions will fully protect such Investment Funds against such risks, and hedging transactions may involve risks different from those of the underlying securities. In the event of foreclosure of mortgages and other loans backing Structured Securities, there can be no guarantee that the value of the underlying assets securing such loans will be equal to the amount of the loan and foreclosure expenses.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might incur a loss if the institution with which the Investment Fund transacted breaches its agreement with the Investment Fund.

Restricted and Illiquid Investments.

General. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited. The Fund is subject to certain Investment Funds' initial lock-up periods beginning at the time of the Fund's initial investment in such Investment Fund, during which the Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds since late 2008). Investment Funds may also assess fees for redemptions or other withdrawals. The limited liquidity of these Investment Funds' interests may adversely affect the Fund were it to have to sell or redeem such interests at an inopportune time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Side Pockets.  Some of the Investment Funds may hold a portion of their assets in "side pockets," which are sub-accounts within the Investment Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Investment Fund's other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund Manager. In addition, if an Investment Fund establishes a side pocket prior to the Fund's investing in the Investment Fund, the Fund may not be exposed to the performance of the Investment Fund's assets held in the side pocket.

Special Investment Opportunities. Some Investment Fund Managers may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, such Investment Funds may invest in private equity or venture capital funds, direct private equity investments and other investments that such Investment Fund Managers determine in their discretion to have limited liquidity (the "Special Investment Opportunities"). There may be no trading market for Special Investment Opportunity securities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, Investment Funds that hold such positions may be required to do so for several years, if not longer, and despite adverse price movements. As a result, the Fund might not be able to withdraw the portion of its investment in an Investment Fund that is attributable to such Special Investments. The existence of Special Investment Opportunities may cause a portfolio to be less liquid than would be the case in the absence of Special Investment Opportunities.

Private Placements. Some Investment Funds may invest in privately placed securities, the resale of which is restricted or for which no liquid market exists. To the extent that an Investment Fund invests in such illiquid securities, the Investment Fund may be unable to dispose of these securities at the prices and times desired.

Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund's investment in Investment Funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of an Investment Fund that does not yet have a substantial amount of assets. This impact on an Investment Fund’s performance may decrease as an Investment Fund's assets increase.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques to hedge against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivative instruments, or "derivatives," include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

Liquidity.  Derivative instruments, especially when traded in large amounts, may not always be liquid.  In such cases, in volatile markets an Investment Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Investment Funds may conduct their transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Investment Funds to potentially greater losses.

Operational Leverage. Trading in derivative instruments can result in large amounts of operational leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by an Investment Fund and could cause each Investment Fund's net asset value to be subject to wider fluctuations than would be the case if the Investment Fund did not use the leverage feature of derivative instruments.

Over-the-Counter Trading. Investment Funds may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, an Investment Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument.  Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options. Investment Funds may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Investment Funds may engage in the use of put options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing his entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Forward Contracts. Investment Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which an Investment Fund maintains accounts may require that an Investment Fund deposit margin with respect to such trading. An Investment Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Investment Fund Manager would otherwise recommend, to the possible detriment of that Investment Fund.

Swap Agreements. An Investment Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Investment Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. An Investment Fund is not limited to any particular form of swap agreement if its Investment Fund Manager determines that other forms are consistent with that Investment Fund's investment objectives and policies.

Swap agreements will tend to shift an Investment Fund's investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Investment Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from an Investment Fund. If a swap agreement calls for payments by an Investment Fund, the Investment Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines.  Such a decrease in value might cause the Investment Fund to incur losses.

Hedging Transactions. Investment Funds may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, "Hedging Instruments"). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Investment Fund's positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, an Investment Fund may not be able to close out a transaction in certain of these instruments without incurring losses. Investment Managers may use Hedging Instruments to minimize the risk of total loss to the Investment Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether an Investment Fund hedges successfully will depend on the relevant Investment Fund Manager's ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Investment Fund.

Liquidity of Futures Contracts. Many of Investment Funds may use futures as part of their investment programs. In connection with the use of futures, the relevant Investment Fund Managers determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent an Investment Fund from promptly liquidating unfavorable positions, thereby subjecting the Investment Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that an Investment Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Investment Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Investment Funds may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, each Investment Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Investment Funds expect to enter into transactions only with counterparties believed by the applicable Investment Fund Manager to be creditworthy, there can be no assurance that a counterparty will not default and that any Investment Fund will not sustain a loss on a transaction as a result.

In situations where an Investment Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Investment Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Investment Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Investment Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Investment Fund will not sustain a loss on a transaction as a result.

Transactions entered into by an Investment Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Investment Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to any Investment Fund.

Warrants and Rights. Some Investment Funds may hold warrants and rights. Warrants permit, but do not require, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but typically have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights may be considered more speculative than certain other types of equity-like securities because they do not carry with them rights to dividends or voting rights, and they do not represent any rights in the assets of the issuer.  If not exercised prior to their expiration dates, these instruments will lose their value. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights, which could decrease the value of an Investment Fund's portfolio.

When-Issued and Forward Commitment Securities. Certain Investment Funds may purchase securities on a "when-issued" basis. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Investment Fund. When-issued securities may be sold prior to the settlement date.  An Investment Fund may incur a gain or loss if it disposes of the right to acquire a when-issued security prior to its acquisition. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Investment Fund. In such cases, the Investment Fund may incur a loss.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to debt instruments, including convertible debt, in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt instrument, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to permit such issuer to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for these purposes will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Investment Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Funds.

There can be no assurance as to whether any lending institution or other party from which an Investment Fund may acquire indebtedness engaged in any conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether any creditor claims could be asserted in a U.S. court (or in the courts of any other country) against that Investment Fund.

Frequently, a debtor seeking to reorganize under U.S. federal bankruptcy law will obtain a "first day" order from the bankruptcy court limiting trading in claims against, and shares of, the debtor in order to maximize the debtor's ability to utilize net operating losses following a successful reorganization. Such an order could in some circumstances adversely affect an Investment Fund's ability to successfully implement an investment strategy with respect to a bankrupt company.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non- sovereign or a sovereign entity.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that investors can use to evaluate the Fund's investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.   In addition, Investment Funds and/or Investment Fund Managers may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance or incentive allocation generally equal to 20% of net profits (or more in certain limited circumstances) of the Investment Fund that it manages. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. No assurance can be made that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be proportionate to the risk of investment in the Fund. Potential shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest.  The possession of such information may limit the Fund's or the Investment Fund's ability to buy or sell securities of the issuer.

Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Fund Shares held by a shareholder or other person acquiring Shares from or through a shareholder, if:

•
the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•
ownership of the Shares by the shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Shares by the shareholder or other person may be harmful or injurious to the business or reputation of the Fund or the Board of Trustees, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•
the shareholder is subject to special regulatory or compliance requirements, and the Fund determines that the shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Shares;

•	the account balance of the shareholder falls below $25,000; or

•	the Fund or the Board of Trustees determines that the repurchase of the Shares would be in the interest of the Fund.

 These provisions may, in effect, deprive an investor in the Fund of an opportunity for a return that might be received by other shareholders.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. Shareholders are not permitted to transfer their Shares without the Fund's consent. The transferability of Shares is subject to certain restrictions contained in the Fund's Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and none is expected to develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. To provide liquidity to shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by shareholders.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.  With respect to any future repurchase offer, shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 48 days prior to the date that the Shares to be repurchased are valued by the Fund (the "Valuation Date"). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund's net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the date on which the offer expires and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund.

The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008).  During such times, the Fund may be limited in its ability to liquidate its holdings in such Investment Funds to meet repurchase requests.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial.  Accordingly, the Fund may tender for fewer Shares than shareholders will wish to sell, resulting in the proration of shareholder repurchases, or the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See "Repurchases and Transfers of Shares."

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases.  This could have a material adverse effect on the value of the Shares.  In addition, substantial repurchases of Shares may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets.  If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund's assets were invested more broadly among Investment Funds pursuing various investment strategies.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to shareholders. These distributions generally will be taxable as ordinary income or capital gains to the shareholders. Shareholders may also be liable for taxes on income and gains of the Fund that are deemed to be distributed to them (including amounts that are reinvested in additional Shares).  A shareholder that is not subject to tax on its income will not be required to pay tax on amounts actually distributed, or deemed distributed, to it by the Fund, provided that the tax-exempt shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See "Tax Aspects" below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund's nondistributed amounts.

In addition, the Fund may invest in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund's investment in such Investment Funds. See "Tax Aspects."

Legal and Regulatory Risks. Legal and regulatory changes could occur during the term of the Fund, which may substantially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. In particular, in light of the current market turmoil, there have been numerous proposals for substantial revisions to the regulation of financial institutions generally. Some of these proposals have called for additional regulation of hedge fund managers. The effect of regulatory change on the Fund and/or Investment Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling recently has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Investment Funds that utilize short selling. See "Risk Factors—Investment Related Risks—Short Sales." In addition, new legislation has been proposed that, if passed, would require practically all investment advisers to hedge funds to register with the SEC, and would subject them, and their funds, to government regulation.  The full effect of this proposed legislation cannot yet be known.  Certain tax risks associated with an investment in the Fund are discussed in "Tax Aspects."

The success of an Investment Fund's investment and trading activities will depend on the ability of the relevant Investment Fund Manager to identify investment opportunities and to exploit price discrepancies in fixed-income or equity markets, or specific sectors thereof. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

MANAGEMENT OF THE FUND

General

The Fund's Board of Trustees provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of, and any policies established by, the Fund's Trustees, under the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser allocates the Fund's assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether the Investment Fund's investment performance and other criteria are satisfactory. The Adviser may reallocate the Fund's assets among Investment Funds, terminate relationships with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees. A discussion of the basis for the Board's approving the Investment Advisory Agreement will be set forth in the Fund's report to shareholders, when available, for the period ended March 31, 2010.

Central Park Advisers, an investment adviser registered under the Advisers Act, is an independent investment advisory firm specializing in the development of alternative investment strategies.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau through their controlling interests in Central Park Group, LLC ("Central Park Group"), Central Park Advisers and its affiliates structure investments managed by private equity, hedge fund, real estate and fund of hedge funds sponsors.  The offices of the Adviser are located at 12 East 49th Street, New York, New York 10017.

Adviser

The Adviser is responsible for the allocation of the Fund's assets among various alternative investment strategies and the Investment Funds, subject to policies adopted by the Board of Trustees.  In selecting Investment Funds for investment, the Adviser assesses the likely risks and returns of the different alternative investment strategies utilized by the Investment Funds, and evaluates the potential correlation among the investment strategies under consideration.  The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various Investment Funds, and from having access to new and existing Investment Funds that are often available only at substantial minimum investments.  The Adviser will also seek to invest in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Adviser and its personnel use a range of resources to identify promising Investment Funds and investment strategies for consideration in connection with Fund investments.  The Adviser's diligence process focuses on risk management, investment and operational diligence.  In particular, the Adviser will regularly communicate with Investment Fund Managers (both at FrontPoint and other management firms) and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of alternative investments, risk management and general market trends.  The Adviser believes that the Fund should have access to substantial information about potential investments, and investment access to a sufficient number of Investment Funds from which to select.

Portfolio Managers

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers.  As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and share equal responsibility and authority for managing the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Gregory Brousseau.  Mr. Brousseau, a founding member of Central Park Group, will be a portfolio manager of the Fund at its inception.  Mr. Brousseau serves as Co-Chief Executive Officer and  Co-Chief Investment Officer of Central Park Group.  He has over 20 years of experience in alternative investments - including merger arbitrage investing.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman.  Mr. Tanzman, a founding member of Central Park Group, will be a portfolio manager of the Fund at its inception.  Mr. Tanzman serves as Co-Chief Executive Officer and  Co-Chief Investment Officer of Central Park Group.  He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund Shares.

The Adviser has entered into an information agency agreement with FrontPoint pursuant to which FrontPoint, or an affiliate of FrontPoint, as Information Agent to the Fund, will provide logistical and informational support services to the Adviser. FrontPoint is a wholly owned subsidiary of Morgan Stanley, and is a registered investment adviser under the Advisers Act.  Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. Morgan Stanley has one of the largest global asset management organizations of any bank holding company.

FUND EXPENSES

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Fund Managers.  The Fund will bear all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Shares, and any charges and fees to which the Fund is subject as an investor in the Investment Funds.  The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses borne by the Fund (and, thus, indirectly by shareholders) include:

•
all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Fund's investments in the Investment Funds, including any fees and expenses charged by the Investment Fund Managers (such as management fees, performance or incentive fees or allocations and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments in Investment Funds (whether or not consummated), and enforcing the Fund's rights in respect of such investments;  (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends; (v) fees for data and software providers; (vi) research expenses; (vii) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable federal or state laws;

•
fees of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the 1940 Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser or the Trustees;

•	recordkeeping, custody and transfer agency fees and expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund;

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund's organizational documents; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  The Fund is expected to incur organizational and offering expenses of approximately $304,000 in connection with the initial offering of Shares.  The Fund will bear certain ongoing offering costs associated with the Fund's continuous offering of Shares (mostly printing expenses). Offering costs cannot be deducted by the Fund or the Fund's shareholders.

"Extraordinary expenses" are expenses incurred by the Fund outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, and costs incurred in connection with holding and/or soliciting proxies for a meeting of shareholders.

The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds.  As a result, the investment returns of the Investment Funds will be reduced.  As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.

Management Fee

In consideration of the management and administrative services provided by the Adviser to the Fund, including, among other things, support services, the Fund will pay, out of the Fund's assets, the Adviser the Management Fee at the annual rate of 1.35% of the Fund's average monthly net assets.

Additional Administrative and Custodial Services

Gemini Fund Services, LLC, as the Fund's administrator, performs certain administration, accounting and shareholder services for the Fund.  In consideration for these services, the Fund pays Gemini Fund Services, LLC a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse Gemini Fund Services, LLC for out-of-pocket expenses.

Union Bank, N.A. (the "Custodian"), 350 California Street, San Francisco, California 94104, acts as custodian for the Fund's assets.

CALCULATION OF NET ASSET VALUE

The Fund's net asset value is determined as of the close of the Fund's business at the end of each month in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Trustees. The Board of Trustees has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value.  This will typically be the value provided, usually on a monthly basis, to the Fund by the Investment Fund Managers. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.

Because many Investment Fund Managers may provide the Fund with their determinations of the month-end net asset value of their Investment Funds after the relevant month-end, the Fund expects to calculate its month-end net asset value and net asset value per Share within 15 business days following the relevant month-end. This information will be available to shareholders upon request.

Generally, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation.  The determination of this amount is based on information believed to be reliable that is reasonably available at the time the valuation is made. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in an Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which will generally utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board of Trustees provide that the Adviser will review the valuations provided by the Investment Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of unaudited valuations provided by the Investment Fund Managers. Accordingly, the Fund will generally rely on the Investment Fund Managers' valuations, even though an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Fund Manager's compensation.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board of Trustees will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of the Fund's interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements,  it is expected that the Investment Funds will typically make available net asset value information that represents the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption.

Pursuant to procedures adopted by the Board of Trustees, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no simultaneous redemption activity in a particular Investment Fund. In other cases, such as when an Investment Fund imposes extraordinary restrictions on redemption, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Trustees.

The valuations reported by the Investment Fund Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year net asset value calculations may be revised as a result of audits by the Investment Fund's auditors. Other adjustments may occur from time to time. To the extent that subsequently adjusted valuations or revisions to Investment Fund net asset values adversely affect the Fund's own net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of shareholders who repurchased Shares at an net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

Generally, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, a liability), and will be used when there is no public market or possibly no market at all. The fair values may not be the prices at which those assets (or, with regard to short sales, liabilities) are ultimately sold. In such circumstances, the Adviser and/or the Board of Trustees will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Expenses of the Fund, such as the Management Fee and any borrowing costs, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining the Fund's net asset value.

Situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, or Investment Fund Managers prove incorrect. In addition, because Investment Fund Managers will usually provide net asset value determinations on a monthly basis, it may not be possible to determine the net asset value of the Fund more frequently.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provides or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, "Other Accounts").  The Fund has no interest in these activities.  As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

FrontPoint and Morgan Stanley

Because the Fund proposes to invest at least 80% of its assets in FrontPoint-sponsored Investment Funds, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which FrontPoint and its affiliates within Morgan Stanley are engaged.

FrontPoint provides investment advisory services to Investment Funds in addition to those in which the Fund may invest, and FrontPoint's investment professionals may also provide investment and financial services for their proprietary accounts as well.  Accordingly, the FrontPoint Investment Fund Managers may have financial interests that diverge from those of the FrontPoint-sponsored Investment Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between FrontPoint-sponsored Investment Funds and other clients and personal accounts.

As a diversified global financial services firm, Morgan Stanley, the parent company of FrontPoint, and its affiliates, are engaged in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Morgan Stanley engages in activities in which Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the FrontPoint-sponsored Investment Funds.

Morgan Stanley may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise.  Investment banking and other financial services compensation received by Morgan Stanley will not be shared with Investment Funds.  Morgan Stanley's proprietary investments, including proprietary investments in Investment Funds, may also conflict with, and at times compete with, the Fund's investment activities.  Morgan Stanley may also act as prime broker for Investment Funds.

Morgan Stanley conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act and in that capacity is subject to the 1940 Act and the Advisers Act and the regulations thereunder.  Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Morgan Stanley’s investment management activities may present conflicts if the Fund or the FrontPoint-sponsored Investment Funds and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Morgan Stanley and its affiliates, including their officers, directors, principals, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Fund. They may also own the securities of these issuers.  In addition, Morgan Stanley affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund, or the FrontPoint-sponsored Investment Funds from engaging in certain transactions and could constrain their investment flexibility.

Morgan Stanley and its affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the FrontPoint-sponsored Investment Funds, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the FrontPoint-sponsored Investment Funds, on the other hand.

Morgan Stanley has also recently elected to be regulated as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA"), and the Federal Reserve has also recently granted Morgan Stanley’s application for “financial holding company” status under the BHCA.  Restrictions imposed by the BHCA may materially adversely affect the FrontPoint-sponsored Investment Funds by, among other things, imposing a maximum holding period on some or all of the investments held by the FrontPoint-sponsored Investment Funds, or by limiting the amount of an entity’s beneficial ownership interests that FrontPoint-sponsored Investment Funds may hold, among other restrictions.

Broker/Dealers

There may be circumstances where the receipt of compensation by a broker or dealer, or their agents, engaged in the distribution of Shares may create potential conflicts of interest between shareholders and such broker or dealer.  See "Plan of Distribution."

PURCHASES OF SHARES

Eligible Investors

Shares will be offered only to Eligible Investors.  This means that to purchase Shares of the Fund, a prospective investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. An "accredited investor" includes, among other investors, a natural person who has a net worth (or a joint net worth with that person's spouse) immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million.  Existing shareholders seeking to purchase additional Shares will be required to qualify as Eligible Investors at the time of the additional purchase.

Purchase Terms

The Fund may accept initial and additional purchases of Shares as of the first business day of each calendar month. Investors must complete and sign the Investor Certificate before being permitted to invest.  If available funds and the Investor Certificate are not received and accepted by the applicable Closing Date, the order will not be accepted.  The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Eligible Investors.  The Fund does not issue the Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Shares are placed in a non-interest-bearing escrow account prior to the amounts' being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  The purchase amount will be released from the escrow account once the shareholder's order is accepted.  The Fund reserves the right to reject any purchase of Shares in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Investors purchasing Shares in the Fund may be charged a sales load of up to 3% of the amount of the investor's purchase.  The Fund and/or an authorized broker or dealer may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may not be charged a sales load.  To receive a sales charge waiver (or minimum investment waiver, as described below), an investor must, at the time of purchase, give the Fund sufficient information to permit the Fund to confirm that the investor qualifies for such a waiver.  Notwithstanding any waiver, all investors remain subject to eligibility requirements set forth in this Prospectus.

Generally, the stated minimum initial investment in the Fund is $50,000. The stated minimum investments may be reduced by the Fund with respect to certain individual investors or classes of investors in the sole discretion of the Adviser.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, shareholders opening accounts will need to identify the name, address, date of birth, and other identifying information about the shareholders. If an investor's identity cannot be verified, the investor may be restricted from conducting additional transactions and/or have their accounts liquidated. In addition, any other action required by law will be taken. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption

No shareholder or other person holding Shares acquired from a shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future.  As a result, shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below.

Repurchases of Shares

To provide liquidity to shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by shareholders.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.  Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 48 days prior to the date that the Shares to be repurchased are valued by the Fund.  Shareholders that elect to tender Shares will not know the price at which such Shares will be repurchased until such date.

In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a "Tender Valuation Date").  The Adviser also expects that, generally, it will recommend to the Board that the each repurchase offer should apply to not less than 15% of the net assets of the Fund.  Each repurchase offer will generally commence approximately 75 days prior to the applicable Tender Valuation Date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund's assets (including fees and costs associated with withdrawing from Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund's Shares in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund's net asset value per share by contacting the Adviser during the period.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law.  In addition, the Fund may repurchase Shares of shareholders if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.  Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the accrued Management Fee for the month in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, each repurchase offer will generally commence approximately 75 days prior to the applicable Tender Valuation Date. Tenders will be revocable upon written notice to the Fund up to 48 days prior to the Tender Valuation Date (such deadline for revocation being the "Expiration Date"). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Shares by the Fund will be made in the form of promissory notes. Each tendering shareholder will receive a promissory note in an amount equal to the net asset value of the shareholder's shares.  Any promissory notes provided to shareholders in payment for tendered Shares will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the last day of the tender period.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date, although a portion of the promissory note will not be paid in full until shortly after completion of the Fund's audit for the fiscal year in which the Share repurchase is made.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board of Trustees will adopt modified procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008).  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund may not be able to guarantee liquidity to shareholders through repurchase offers, particularly during the Fund's first year of operations. Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, which such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests.  Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A shareholder tendering for repurchase only a portion of its Shares must maintain an account balance of at least $25,000 after the repurchase is effected. If a shareholder tenders an amount that would cause the shareholder's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.  The Fund may also repurchase all of the shareholder's Shares in the Fund.

The Fund may repurchase Shares without consent or other action by the shareholder or other person if the Fund determines that:

•
the Shares have been transferred or have vested in any person other than by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder);

•
ownership of Shares by a shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of Shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•
with respect to a shareholder subject to special laws or regulations, the shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Shares;

•	the account balance of the shareholder falls below $25,000; or

•	it would be in the interest of the Fund for the Fund to repurchase the Shares.

 In the event that the Adviser or any of its affiliates holds Shares in the capacity of a shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares may be transferred only (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or (ii) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares unless the transfer is to a transferee which represents that it is an Eligible Investor and, after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $25,000.  A shareholder transferring Shares may be charged reasonable expenses incurred by the Fund, including attorneys' and accountants' fees, in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the requesting shareholder to obtain, at the shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send periodic reports (including financial statements), when available, to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.  In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAX ASPECTS

The Fund intends to qualify and elect to be treated as a RIC under the Code. As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a 4% tax on the undistributed amounts.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, for taxable years beginning on or before December 31, 2010, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income”, which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 15%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income." The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Fund Shares. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less. Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares.  Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund may invest in foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies” (“PFICs”). Investments by the Fund in certain PFICs could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments, which tax cannot be eliminated by making distributions to shareholders.  The Fund will not be able to "pass-through" to its shareholders any credit or deduction for this tax.  In addition, investments in PFICs could, in certain cases, result in the treatment of capital gains as ordinary income.  Elections may be available to the Fund to mitigate the effect of these adverse tax consequences, but such elections generally accelerate the recognition of income without the receipt of cash.  Dividends paid by PFICs will not qualify for the reduced individual tax rates applicable to qualified dividend income.

Under certain circumstances, a RIC may elect to “pass-through” to its shareholders credits for foreign taxes incurred by the RIC. The Fund does not expect to meet the requirements for this election.

The character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% gross income test described above at "Prospectus Summary – Investment Program." The Information Agent has agreed to make available to the Adviser information that will facilitate its ability to monitor the Fund’s compliance with Subchapter M of the Code and meet the Fund’s tax reporting obligations. Further, the Fund will only invest in Investment Funds that are unaffiliated with FrontPoint, including Investment Funds that were formerly affiliated with FrontPoint, if such Investment Funds will provide the information necessary, if any, required by the Adviser to facilitate its ability to monitor compliance with Subchapter M of the Code and meet the Fund’s tax reporting obligations.

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries ("Plan Fiduciaries") with respect to an employee benefit plan ("ERISA Plans") subject to Title I of ERISA, or plans subject to Section 4975 of the Code or entities that are deemed to contain the assets of any such plan, account or arrangement (collectively, the "Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan's funding objectives. Before investing the assets of a Plan in the Fund, a Plan Fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a Plan Fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the Plan Fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Therefore, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

The Board of Trustees will require a Plan proposing to invest in the Fund, and each Plan Fiduciary causing such Plan to purchase or hold an interest in the Fund, to represent that it is aware of and understands the Fund's investment objective, policies, and strategies; it has received a description of, and has carefully reviewed all of the fees, expenses and other costs related to an investment in the Fund, and has made a determination that the payment and receipt of such fees is reasonable in connection with standards imposed by ERISA, the Code and other applicable law; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan, and that, except as may be agreed to expressly in writing, neither the Adviser, any Investment Fund Manager nor any of their respective affiliates has provided, and will not provide, any investment advice that forms or may form a primary basis for any investment decision in the Fund, and is not otherwise a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to the purchase or holding of the Shares; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA, the Code and other applicable law.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Investment Fund Managers in which the Fund invests, or with their respective affiliates. Each of such persons may be deemed to be a party in interest to and/or a Plan Fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan Fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such Plan Fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and its purchase and holding of any Shares shall constitute a representation by each of such Plan and such Plan Fiduciary that the purchase and holding of such Shares shall not result in a non-exempt prohibited transaction. Fiduciaries will be required to represent that the decision to invest in the Fund was made by them as Plan Fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

General

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements. Additionally, the Fund may itself accept offers to purchase Shares that it receives directly from investors.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Eligible Investors. Investors may be charged a sales load up to a maximum of 3% on the amount they invest.  The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Shares.  Additionally, the Adviser or its affiliates may pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Shares.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Servicing compensation will generally be paid on at least a quarterly basis and generally will not exceed an annual rate of 0.25% of the amount of client assets being serviced (the "Servicing Compensation").

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.  Morgan Stanley, an affiliate of FrontPoint, may serve as a selected dealer in the distribution of the Fund's Shares.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

Additional Sales

From time to time, the Fund may sell additional Shares to Eligible Investors. The minimum additional investment in the Fund is $25,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects to pay dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund will pay substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certificate. Thereafter, shareholders are free to change their election at any time by contacting Gemini Fund Services, LLC, the Fund's administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.  Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.

The Fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

GENERAL INFORMATION

The Fund, formerly named CPG FrontPoint MultiStrat Fund, is a Delaware statutory trust organized as a diversified closed-end management investment company registered under the 1940 Act.  The Fund was formed on August 4, 2009.  The Fund's address is c/o Central Park Advisers, LLC, 12 East 49th Street, New York, New York  10017.

Appendix A

SIGNATURE REQUIRED. ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A CPG FRONTPOINT MULTI-STRATEGY FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. Promptly return completed, executed Investor Certificate (either (1) to the Fund c/o Central Park Advisers, LLC via Fax: (212) 813-1543 OR Mail: Central Park Advisers, LLC, 12 East 49th Street, New York, NY 10017, or (2) to Gemini Fund Services, LLC, the Fund's administrator, via Mail: 450 Wireless Boulevard, Hauppauge, New York 11788. Generally, this Investor Certificate must be received by the 24th of the month to invest in the Fund's next monthly closing.

CPG FRONTPOINT MULTI-STRATEGY FUND INVESTOR CERTIFICATE
This certificate relates to CPG FrontPoint Multi-Strategy Fund (the "Fund") and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the Prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the related provisions in the Prospectus.

Under penalties of perjury, I certify that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. Under penalties of perjury, I certify that (1) my name, U.S. taxpayer identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct, and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA is the individual that established the IRA, represents and warrants that: (i) it is aware of and understands the Fund's investment objective, policies, and strategies; (ii) it has received a description of, and has carefully reviewed all of the fees, expenses and other costs related to an investment in the Fund, and has made a determination that the payment and receipt of such fees is reasonable in connection with standards imposed by ERISA, the Code and other applicable law; (iii) the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan; (iv) except as may be agreed to expressly in writing, neither the Adviser, any Investment Fund Manager nor any of their respective affiliates has provided, and will not provide, any investment advice that forms or may form a primary basis for any investment decision in the Fund, and is not otherwise a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to the purchase or holding of interests in the Fund; and (v) the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA, the Code and other applicable law.

I understand that the Fund and its affiliates are relying on this certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT
I understand that if I do not check the box below, dividends and capital gains distributions for my account will be automatically reinvested in Fund Shares:
☐ I do not wish to have dividends and capital gains distributions reinvested in Fund Shares (all dividends and capital gains distributions will be paid in cash)

ELECTRONIC DELIVERY
☐ By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: ________________________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

☐	Please check this box if this is an additional investment in the Fund.
The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications (shown in bold typeface above) required to avoid backup withholding.
Account Number:	Signature Required
Shareholder Signature: ________________________   Date: _________
Print Shareholder Name: ______________________________________
Joint Tenant Signature: ______________________________________
(If joint tenants, both must sign.)
Print Name of Joint Tenant: ___________________________________
Print Advisory Firm Name:  ___________________________________
Advisory Firm Telephone : ___________________________________

☐☐☐☐☐☐☐☐☐☐
SSN/TAX ID Number: Shareholder Address:

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

STATEMENT OF ADDITIONAL INFORMATION

CPG FRONTPOINT MULTI-STRATEGY FUND

12 East 49th Street 14th Floor New York, NY 10017 (212) 317-9200

February 19, 2010

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to, and should be read in conjunction with, the prospectus of CPG FrontPoint Multi-Strategy Fund (the "Fund"), dated February 19, 2010 (the "Prospectus").  A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

TABLE OF CONTENTS

Page

INVESTMENT POLICIES AND PRACTICES	1
REPURCHASES AND TRANSFERS OF SHARES	6
MANAGEMENT OF THE FUND	8
CONFLICTS OF INTEREST	14
PROXY VOTING POLICIES AND PROCEDURES	15
TAX ASPECTS	15
BROKERAGE	19
ADDITIONAL INFORMATION ABOUT THE FUND	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	20
CUSTODIAN	20
FINANCIAL STATEMENTS	20

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on August 4, 2009. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Shares"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less.  The Fund may not:

•
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness).

•
Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•
Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•
Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act (among other reasons, to the extent they are not "covered," or assets are not "segregated" in respect of the portion, within the meaning of the 1940 Act) include:  short sales, certain options, futures and forward and swap contracts.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Shares.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests at least 80% of its assets in private alternative investment funds ("Investment Funds") sponsored by FrontPoint Partners LLC or its affiliates ("FrontPoint").  Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  FrontPoint is a wholly owned subsidiary of Morgan Stanley, a global financial services firm, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Investment Fund Managers generally employ alternative investment strategies in the management of the Investment Funds.  "Alternative" investment strategies refers to a class of investment strategies that are managed generally without reference to the performance of equity, debt and other markets.  Alternative investment strategies differ from "relative return strategies," which generally seek to outperform a corresponding benchmark equity or fixed-income index.  The Fund intends to invest in Investment Funds that pursue a variety of investment strategies.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").  The Adviser is responsible for allocating the Fund's assets among various alternative investment strategies employed by the Investment Funds, subject to policies adopted by the Fund's Board of Trustees. Additional information regarding the types of securities and financial instruments in which Investment Managers may invest the assets of the Investment Funds, and certain of the investment techniques that may be used by Investment Managers, are set forth below.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which an Investment Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes or speculative purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for speculative purposes to pursue the Fund's or an Investment Fund's investment objective, such as when an Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Investment Fund's investment portfolio.

Commodities

Some Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. To the extent that these storage costs relating to a commodity change while the Investment Fund is invested directly in that commodity, the value of the Investment Fund's investment in that commodity may change accordingly.  The value of a commodity is subject to additional risk factors, such as drought, floods, weather, livestock disease, embargoes and tariffs, which may have a significant impact on commodity prices. These variables may create additional investment risks that subject commodity investments by an Investment Fund to greater volatility than traditional security investments.

Money Market Instruments

The Fund and Investment Funds may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

Investment Funds may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Investment Funds' portfolio securities. Investment Funds may also use these techniques, including the use of derivative transactions, for speculative purposes in pursuing their respective investment objectives.  The Investment Funds may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. A hedging transaction may not perform as anticipated, and an Investment Fund may suffer losses as a result of its hedging activities.

Derivatives

Generally. Investment Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, Investment Funds may be permitted to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed.

A small investment in derivatives could have a substantial impact on an Investment Fund's performance.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If an Investment Fund were to invest in derivatives at an inopportune time, or the Investment Fund Manager evaluates market conditions incorrectly, the Investment Fund's derivative investment could negatively impact the Investment Fund's return, or result in a loss. In addition, an Investment Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. Investment Funds may engage in the use of options and futures contracts, so-called "synthetic" options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out an Investment Fund's position.

An Investment Fund may purchase call and put options on specific securities.  An Investment Fund may also write and sell covered or uncovered call and put options for both hedging purposes and speculative purposes to pursue the Investment Fund's investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, an Investment Fund owns the underlying security. The sale of such an option exposes the Investment Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option.  Using covered call options might expose an Investment Fund to other risks, as well.  For example, an Investment Fund might be required to continue holding a security that the Investment Fund might otherwise have sold to protect against depreciation in the market price of the security.

In a covered put option, cash or liquid securities are placed in a segregated account on an Investment Fund's books. The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

When writing options, an Investment Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  If the amount paid to purchase an option is less or more than the amount received from the sale, the Investment Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Investment Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Investment Funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Investment Funds to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Investment Manager's ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to an Investment Manager's ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

An Investment Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract's last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  An Investment Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, an Investment Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes.  An Investment Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the relevant Investment Fund Manager's ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. An Investment Fund may enter into a variety of swap agreements, including equity, interest rate, and index and currency rate swap agreements. An Investment Fund is not limited to any particular form of swap agreement if the relevant Investment Fund Manager determines that other forms are consistent with that Investment Fund's investment objectives and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, an Investment Fund's obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make.  As such, if the counterparty to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. An Investment Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

As discussed in the Prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause the Fund to make offers to repurchase Shares from shareholders pursuant to written tenders only on terms that the Board determines to be fair to the Fund, and fair to all Fund shareholders. When the Board determines that the Fund will repurchase Shares, shareholders will be provided with a notice describing the terms of the repurchase offer, and containing information shareholders should consider in deciding whether and how to participate in such an offer. Shareholders who are considering whether to tender their Shares during the period that a repurchase offer is open may obtain an estimated net asset value of their Shares from Gemini Fund Services, LLC, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value Shares of a shareholder, or any person acquiring Shares from or through a shareholder, if:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•
ownership of the Shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the Shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•	the shareholder owns Shares having an aggregate net asset value less than an amount determined from time to time by the Trustees;

•	any of the representations and warranties made by the shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	the account balance of the shareholder falls below $25,000; or

•	it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability.  This means that evidence must be presented that the Shares to be transferred will be acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Three of the Trustees are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Trustees") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.  The identity of the Trustees and brief biographical information regarding each Trustee is set forth below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex
INDEPENDENT TRUSTEES
Joan Shapiro Green (64) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term — Indefinite Length—Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006)	2	None
Kristen M. Leopold (42) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term — Indefinite Length—Since Inception	Independent Consultant to Hedge Funds (2007 – present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	2	None
Janet L. Schinderman (58) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term — Indefinite Length—Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990-2006)	2	Advantage Advisers Augusta Fund, L.L.C.; Advantage Advisers Multi-Sector Fund I; Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.
INTERESTED TRUSTEES
Mitchell A. Tanzman (50) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee and Principal Executive Officer	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004-2005)	2	None
OFFICER(S) WHO ARE NOT TRUSTEES
Michael Mascis (42) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; First Vice President of UBS Financial Services Inc. (2002 – 2006)	N/A	N/A
Patrick Keniston (45) Foreside Compliance Services, LLC Three Canal Plaza Portland, ME 04101 Chief Compliance Officer	Term — Indefinite Length—Since Inception	Director of Foreside Compliance Services, LLC since 2008; Counsel at Citi Fund Services Inc. (2005-2008); Attorney at Citigroup (2001-2005)	N/A	N/A

The Trustees serve on the Board for terms of indefinite duration.  A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.  A Trustee may resign upon 90 days' prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders.

The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.  If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are Kristen M. Leopold, Joan Shapiro Green and Janet L. Schinderman, constituting all of the Independent Trustees of the Fund.  Ms. Leopold is currently the Chair of the Audit Committee.  The function of the Audit Committee, pursuant to its adopted written charter, is: (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (3) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund.  The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Trustees, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

As of November 1, 2009, none of the Trustees owned Fund Shares.  For each Trustee, the dollar range of equity securities beneficially owned by each Trustee in the Fund Complex for the calendar year ended December 31, 2008, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in the Fund Complex
Kristen M. Leopold	None	None
Joan Shapiro Green	None	None
Janet L. Schinderman	None	None
Mitchell A. Tanzman	None	Over $100,000

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record securities of the Adviser, Foreside Fund Services, LLC, the distributor of the Fund's Shares (the "Distributor"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Trustees*
Kristen M. Leopold	$3,500	$10,500
Trustee
Joan Shapiro Green	$3,500	$10,500
Trustee
Janet L. Schinderman	$3,500	$10,500
Trustee

_________________________

*      Estimated for the Fund's fiscal year ending March 31, 2010.

The Independent Trustees are paid by the Fund an annual retainer of $5,000, per meeting fees of $500, and $250 per telephonic meeting.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

Codes of Ethics

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons"). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisory and Distribution Agreements

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the "Investment Advisory Agreement").

Pursuant to the Investment Advisory Agreement, the Adviser is responsible for the allocation of the Fund's assets among various alternative investment strategies and the Investment Funds, subject to policies adopted by the Board of Trustees.  The Adviser may reallocate the Fund's assets among Investment Funds, terminate relationships with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees.  The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Central Park Advisers, LLC, the Fund's investment adviser, is registered as an investment adviser under the Advisers Act.  The Adviser is an independent investment advisory firm specializing in the development of alternative investment offerings.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau through their controlling interests in Central Park Group, LLC, the Adviser and its affiliates manage investments and structure investments managed by private equity, hedge fund, real estate and fund of hedge fund sponsors.  The offices of the Adviser are located at 12 East 49th Street, 14th Floor, New York, New York 10017, and its telephone number is (212) 317-9200. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 12 East 49th Street, 14th Floor, New York, New York 10017.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Fund's full Board and by the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser at a meeting held in person on October 16, 2009, and also was approved on such date by the then sole shareholder of the Fund. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement has an initial term that expires two years after the Fund commenced investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund will pay, out of the Fund's assets, the Adviser a management fee (the "Management Fee") at the annual rate of 1.35% of the Fund's average monthly net assets.

Portfolio Management

The Fund's portfolio managers, Mr. Gregory Brousseau and Mr. Mitchell A. Tanzman (each, a "Portfolio Manager" and collectively the "Portfolio Managers"), manage, or are affiliated with, multiple accounts in addition to the Fund, including other pooled investment vehicles.  Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser and not by the Fund. Because the Portfolio Managers are  the equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of September 30, 2009.

Gregory Brousseau

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	--	0	--	0	--

Mitchell A. Tanzman

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	--	0	--	0	--

As equity owners of the Adviser, the Portfolio Managers may be considered to be the indirect beneficial owner of interests in the Fund with a value in the range from $50,001 to $100,000 as of November 1, 2009.

Information Agent

The Adviser has entered into an information agency agreement with FrontPoint pursuant to which FrontPoint, or an affiliate or affiliates of FrontPoint, will, as Information Agent to the Fund (the "Information Agent"), provide logistical and informational support services to the Adviser.  Such services may include making portfolio personnel available for presentations, providing information to the Adviser that will facilitate its ability to monitor the Fund's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and meet the Fund's tax reporting obligations, providing administrative support in connection with investments in and redemptions from Investment Funds, and such other functions and services as may be agreed to from time to time.  In consideration for such services, the Information Agent will receive from the Adviser or an affiliate of the Adviser, out of its own resources (and not from the assets of the Fund), a fee at an annual rate not to exceed 0.20% of the Fund's average monthly net assets.

Distributor

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Shares on a best efforts basis.  The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

CONFLICTS OF INTEREST

The Adviser provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices. An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser and FrontPoint may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or FrontPoint, or by the Adviser for the Adviser Accounts, or by FrontPoint or any of its affiliates on behalf of its own other accounts ("Investment Fund Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Fund Manager determined it was appropriate for the Investment Fund to purchase and an Investment Fund Manager Account to sell, or the Investment Fund to sell and an Investment Fund Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

PROXY VOTING POLICIES AND PROCEDURES

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies").  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of shareholders and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees of the Fund indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

TAX ASPECTS

The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Code.  As a RIC, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) to its shareholders each taxable year.

For the purpose of determining whether the Fund satisfied the 90% qualified income requirement, the character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification requirement the Fund, in appropriate circumstances, will be required to “look through” to the assets held by the Investment Funds.  The Information Agent has agreed to make available to the Adviser information that will facilitate its ability to monitor the Fund's compliance with Subchapter M of the Code and meet the Fund's tax reporting obligations. Further, the Fund will only invest in Investment Funds that are unaffiliated with FrontPoint, including Investment Funds that were formerly affiliated with FrontPoint, if such Investment Funds will provide the information necessary, if any, required by the Adviser to facilitate its ability to monitor compliance with Subchapter M of the Code and meet the Fund’s tax reporting obligations.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares and pays dividends from its net investment income and distributes net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, as more fully described in the Fund's Prospectus, to the extent that the dividends are attributable to “qualified dividend income” or net capital gains, such dividends will be subject to tax at long-term capital gain tax rates in the case of shareholders who are individuals.  Any dividend or distribution paid shortly after an investor's purchase of Shares may have the effect of reducing the aggregate net asset value of the Shares below the cost of the investment.  Such a dividend or distribution would be a return of capital, taxable as stated in the Fund's Prospectus.  In addition, the Code provides that if a shareholder holds Shares for six months or less and has received a capital gain distribution with respect to such Shares, any loss incurred on the sale of such Shares will be treated as long term capital loss to the extent of the capital gain distribution received.  A shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code.

The Fund will invest in Investment Funds that, as indicated previously, may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash to satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent any Investment Fund earns income of a type that is not consistent with the RIC 90% qualified income requirement or holds assets that could cause the Fund not to satisfy the RIC asset diversification requirements.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS EQUITY INVESTMENT IN AN INVESTMENT FUND THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long term capital gain or loss and 40% short term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.”  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the Federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or any Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or any Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

As more fully described in the Fund's Prospectus, if the Fund, or any Investment Fund, invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

BROKERAGE

An Investment Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges, and on some non-U.S. stock exchanges, involve the payment of negotiated brokerage commissions. Commissions are fixed on most non-U.S. stock exchanges. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that the Investment Fund Managers will generally select brokers and dealers to effect transactions on behalf of their respective Investment Funds in substantially the manner described below. However, the Adviser cannot guarantee that an Investment Fund Manager will adhere to, and comply with, these practices. Generally, the Adviser expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Fund Manager will seek to obtain the best price and execution for the transactions, considering factors such as price, order size, execution difficulty and operational facilities of a brokerage firm and the brokerage firm's risk in positioning a block of securities. Subject to appropriate disclosure, Investment Fund Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund Manager rather than the relevant Investment Fund.  The Adviser may consider an Investment Fund Manager's broker selection process as a factor in determining whether to invest in the Investment Fund managed by such Investment Fund Manager. Investment Fund Managers generally will seek reasonably competitive commission rates, but may not necessarily pay the lowest commissions available on transactions.

Consistent with seeking best price and execution, an Investment Fund Manager may place brokerage orders with brokers (including affiliates of FrontPoint) that may provide the Investment Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. An Investment Fund Manager's expenses may not be reduced as a result of its receiving this supplemental information, which may be useful to the Investment Fund Manager or its affiliates in providing services to clients other than the relevant Investment Fund. In addition, the Investment Fund Manager may not use all of the information in connection with an Investment Fund. However, supplemental information provided to an Investment Fund Manager by brokers and dealers through which other clients effect securities transactions may be useful to the Investment Fund Manager in providing services to an Investment Fund. An affiliate of FrontPoint may, pursuant to the provisions of the 1940 Act, effect brokerage transactions for an Investment Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is New York Financial Services Office, 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

Union Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 350 California Street, San Francisco, California 94104.

FINANCIAL STATEMENTS

The financial statements of the Fund (formerly named CPG FrontPoint MultiStrat Fund) follow.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of CPG FrontPoint MultiStrat Fund:

We have audited the accompanying statement of assets and liabilities of CPG FrontPoint MultiStrat Fund (the “Fund”), as of October 26, 2009 and related statement of operations from date of formation August 4, 2009 through October 26, 2009.  These Financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion of these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPG FrontPoint MultiStrat Fund at October 26, 2009, and the results of its operations from of formation August 4, 2009 through October 26, 2009 in conformity with U.S. generally accepted accounting principles.

November 5, 2009

/s/ Ernst & Young LLP

CPG FRONTPOINT MULTISTRAT FUND
STATEMENT OF ASSETS AND LIABILITIES

October 26, 2009

ASSETS
Cash and cash equivalents	$110,000
Deferred offering costs	285,000
TOTAL ASSETS	395,000

LIABILITIES
Organizational Cost Payable	10,000
Payable for deferred offering costs	285,000
TOTAL LIABILITIES	295,000

NET ASSETS	$100,000

Net Asset Value per share outstanding	$10.91
($100,000/9,166.67 shares outstanding
20,833,333.33 shares authorized)

See notes to financial statements.

CPG FRONTPOINT MULTISTRAT FUND
STATEMENT OF OPERATIONS

From Date of Formation August 4, 2009
 through October 26, 2009

EXPENSES
Organization costs	$10,000
TOTAL EXPENSES	10,000

NET INVESTMENT LOSS	$(10,000)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(10,000)

See notes to financial statements.

CPG FRONTPOINT MULTISTRAT FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization

CPG FrontPoint MultiStrat Fund (the “Fund”) a Delaware Statutory Trust formed August 4, 2009 that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed end, non diversified management investment company. The Fund has had no operations other than those related to organizational matters and the sale and issuance of 9,166.67 of shares in the Fund (the “Shares”) to Central Park Advisors, LLC (the “Adviser”).

The Fund’s investment objective is to seek attractive risk adjusted returns with low to moderate volatility and correlation to the broader markets through a concentrated multi-strategy alternative investment approach.

NOTE 2. Significant Accounting Policies

Cash and cash equivalents include money market fund investments

The Fund estimates that initial offering costs will total approximately $285,000, comprised mostly of legal costs pertaining to the preparation of the Fund’s offering documents. These costs will be amortized over the twelve months from the Fund’s commencement of the offering period and organizational costs will be expensed as incurred in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S.GAAP, may require the use of management estimates and assumptions. The Adviser believes the Fund’s financial statements are reasonable and prudent; however, actual results could differ from those estimates.

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3. Asset Based Fees

The Adviser provides management and administrative services to the Fund, including among other things, support services to the Fund. In consideration for such services, the Fund will pay the Adviser a monthly fee (the “Management Fee”) at the annual rate of 1.35% of the Fund’s average monthly net assets. The Management Fee is in addition to the asset-based fees and incentive allocations or fees charged by the Investment Fund’s and indirectly borne by Fund investors.

Operations of this Fund have not commenced as of the date of these financial statements.

NOTE 4:  Subsequent Events

The Adviser has evaluated the effect of subsequent events on the Fund’s financial statements through November 5, 2009 and has determined that there are no material subsequent events that would require disclosure in the Fund’s financial statements through this date.